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           Semi-Annual Report
           June 30, 2002



           MMA Praxis
           Mutual Funds

           Intermediate Income Fund

           Core Stock Fund

           Value Index Fund

           International Fund



[LOGO]
MMA(R)     2002

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

Table of contents

Message from the President .........................................   1

MMA Praxis Stewardship Investing Update ............................   6

MMA Praxis Intermediate Income Fund
 Portfolio managers' letter ........................................   9
 Performance review ................................................  10
 Schedule of portfolio investments .................................  12
 Statement of assets and liabilities ...............................  18
 Statement of operations ...........................................  19
 Statements of changes in net assets ...............................  20
 Financial highlights ..............................................  21

MMA Praxis Core Stock Fund
 Portfolio managers' letter ........................................  23
 Performance review ................................................  26
 Schedule of portfolio investments .................................  28
 Statement of assets and liabilities ...............................  32
 Statement of operations ...........................................  33
 Statements of changes in net assets ...............................  34
 Financial highlights ..............................................  35

MMA Praxis Value Index Fund
 Portfolio managers' letter ........................................  37
 Performance review ................................................  38
 Schedule of portfolio investments .................................  40
 Statement of assets and liabilities ...............................  49
 Statement of operations ...........................................  50
 Statements of changes in net assets ...............................  51
 Financial highlights ..............................................  52

MMA Praxis International Fund
 Portfolio manager's letter ........................................  54
 Performance review ................................................  56
 Schedule of portfolio investments .................................  58
 Statement of assets and liabilities ...............................  65
 Statement of operations ...........................................  66
 Statements of changes in net assets ...............................  67
 Financial highlights ..............................................  68

Notes to financial statements ......................................  70

Management of Trustees .............................................  75

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Message from the President
Financial markets in review


Dear MMA Praxis Shareholder:

The cold harsh reality of the post-bubble world is starting to hit home. Investors have experienced the worst bear market in a quarter century, and now, unlike other post-bear-market periods, they are faced with a dishearteningly low probability of achieving sustained double-digit returns from the traditional asset classes of U.S. common stocks, bonds and cash.

The fundamental concerns that have held stocks down all year, including weak corporate profits, the threats of terrorism and geopolitical instability, accompanied by the drumbeat of corporate scandals, have combined to short-circuit the stock market recovery. These, and other important issues that affect your investments in MMA Praxis Mutual Funds, will be reviewed in greater detail in this mid-year update.

Financial markets in review

With the Dow Jones Industrial Average/1/ now down 7.8 percent since the year began, the S&P 500 down 13.8 percent, and the Nasdaq Composite Index/2/ off 25 percent, people are wondering whether there is time left for the indexes to dig themselves out of their hole in the remaining six months of 2002. In fact, it will take more than a 15 percent rise in the S&P 500/3/ from its current levels just to break even for the year. (Remember that it takes a 100 percent gain to offset a 50 percent loss).

Major stock indexes haven't had an up year since 1999. Some analysts are beginning to worry they could suffer a third down year in a row, something that hasn't happened since 1941, when the world was at war and memories of the Depression were fresh.

During the second quarter:

..    Bonds continued to provide a safe haven, and helped mute losses from equities for those investors who have maintained a well-diversified portfolio across a variety of asset classes. The well-known index for bond investors, the Lehman Brothers Aggregate Bond Index/4/, returned 3.8 percent for the first two quarters.

..    The long-awaited decline in the U.S. dollar provided some relief to overseas investors. The dollar tumbled 8 percent for the quarter, enabling Japanese and European stocks to easily outperform the S&P 500 stock index in dollar terms.

..    Instead of gaining strength, the economic recovery started to sputter.
     Nearly every day seemed to bring new tales of duplicity among Wall Street analysts, or of executive malfeasance at once-revered corporations like ImClone, Global Crossing, Tyco International and WorldCom (more on this later).

..    Value stocks continued to dominate their growth-style counterparts. At the
     2002 halfway point, the S&P 500 Barra Value Index/5/ had outperformed the S&P 500 Barra Growth Index/6/ by nearly 7.5 percent.

-----------------------
/1/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

/2/ The Nasdaq Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

/3/ The Standard & Poor's Composite Index of 500 stocks is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. It is not possible to invest directly in any index.

/4/ Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity.

                                                                               1

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As we close out the first half of 2002, the market seems as jittery as ever, with most stock indexes at or near their 52-week lows. Although one never knows whether we've hit the ultimate market bottom, this much is certain: the stock market bubble of 1999-2000 now seems like ancient history.

Portfolio performance

MMA Praxis Intermediate Income Fund

The MMA Praxis Intermediate Income Fund Class A Share (NAV*) provided a total return of 2.85 percent while the Class B Share (NAV*) posted gains of 2.67 percent during the first half of 2002. These returns lagged the benchmark established for the Income Fund the Lehman Brothers Aggregate Bond Index, which returned 3.8 percent over the same time period. Compared to its Morningstar/7/ peer group, this fund outperformed the average intermediate term bond fund category (676 funds) which gained 2.43 percent. The managers of this fund staged a remarkable comeback in June from several holdings, which experienced bond rating downgrades during the first quarter. For an in-depth analysis of this fund's strategy, please read the co-portfolio managers' commentary found later in this report.

MMA Praxis Core Stock Fund

The Core Stock Fund Class A Share (NAV*) returned -9.00 percent for the first six months of 2002 while the Class B Share (NAV*) generated a return of -9.17 percent. The fund continued its period of benchmark-beating performance, posting returns that outperformed the S&P 500 Index by over 4 percent. The S&P 500 ended June with a year-to-date loss of -13.27 percent. The portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the fund's continued strong relative performance.

MMA Praxis Value Index Fund

The newest addition to the MMA Praxis family of mutual funds is the Value Index Fund, which marked its first anniversary on May 1, 2002. This fund was also a victim of the decline in the broad stock market, registering a loss of -12.52 percent for Class A Share (NAV*) and -12.75 percent for Class B Share (NAV*). In contrast, the Barra Value Index declined -9.46 percent.

A recent study by Litman-Gregory, a well-known investment advisory firm, focused on the benefits of active versus passive investment management (most index funds, including MMA Praxis Value Index Fund, employ a passive approach). The study found that only 12.8 percent of active managers (14 out of 109) were able to outperform their large-cap value benchmark (the Russell 200 Value Index/8/) over a ten-year time period. Of the 23 different fund categories analyzed, this was the absolute worst showing among active managers. The study also concluded that overall, active value-style managers have a much more difficult time outperforming their passive benchmark than do growth managers. For a copy of this interesting study, contact MMA Internal Wholesaler Jerry Gray at
(800) 503-0905.

MMA Praxis International Fund/9/

The declining value of the U.S. dollar provided a tailwind for investors in foreign stocks during the first six months of this year, resulting in performance that was significantly better than that delivered by most U.S. equities. The MMA Praxis International Fund Class A Share (NAV*) returned -4.34 percent through June 30 and the Class B Share (NAV*) delivered a loss of -4.52 percent.

----------------
/5/ The S&P 500 Barra Value Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-to-book ratios.
/6/ The S&P 500 Barra Growth Index is unmanaged and is generally representative of the performance of the growth stock universe.
/7/ Morningstar is an independent rating agency. The Morningstar category of Intermediate Term Bond Funds returned 3.8% for the six month period ended 6/30/02.
/*/ Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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The fund underperformed its benchmark, the Morgan Stanley All Country World
Index Free (excluding the U.S.)/10/, which was down -1.05 percent.

We reiterate our previous counsel that international stocks can be a sensible component of a well-diversified, long-term investment strategy. In previous reports we cited a number of trends that could bring favorable results for those international investors who can stay the course and demonstrate patience. As always, investors should make all of their investment decisions based on their risk tolerance, time horizon, and investment objectives.

Please read the commentary from the portfolio managers of the MMA Praxis International Fund for an in-depth analysis of the fund's performance and an understanding of the current investment strategy.

Weathering the Storm
I am hearing reports of investors (especially those newer investors who entered the markets during the roaring 1990s) who are giving up on the stock market, leaving their savings in money market funds and no longer keeping up with the latest financial news. It's true, the daily feedback of the market serves as a kind of psychological conditioning, and lately, that conditioning has been brutal. Remember that one-day 300 point upward move in the Dow Jones Industrial Index back in May? It felt good--for just 24 hours. Two days later the gains were all gone. This is painful stuff. Looking for some guidance to help you through the stormy weather? Consider the following:

..    Cultivate reasonable expectations. The returns realized in the mid to late
     `90s were not realistic nor sustainable. Long-term returns in the stock market have averaged around 10 percent per year. If you believe in the concept of "reversion to the mean," it is likely that we may see average annual returns on U.S. common stocks in the mid-single digits for a number of years, to balance out the excessive returns of the 1990s. Even so, these more muted gains could still compare favorably with bonds and money market returns, which are currently yielding less than 2 percent, and have not historically kept pace with inflation.

..    Don't look at the value of your portfolio every day if it makes you feel bad. Remember the time when the value of your portfolio was known to you only when the quarterly statement arrived in the mail? Most people were generally quite calm about the results, good or bad. Now, you can check the value of your MMA Praxis Mutual Fund holdings every evening on the Internet. One can tally the day's total losses or gains at any moment. It's easy to depress yourself by thinking, "My portfolio just lost $30,000! That's more than I used to make in a year!" This isn't conducive to rational thinking or maintaining a long-term time horizon with your investments. An insightful perspective was recently offered by William J. Bernstein, who posited that the risk tolerance of an investor is determined largely by how often he or she checks the value of their portfolio. The more frequent review, the less tolerance for risk. The key to a successful investing strategy is not just buy and hold, but buy and forget, something not easily done in our information-saturated society.

..    Look at market declines as buying opportunities. How many people ignore sales at the department store and wait until the price rises to make their purchase? Not many. Why then, do we wait for the price of our mutual fund to rise before we buy more shares? In the past, sustained market corrections have proven to be golden opportunities for long-term investors to acquire more shares while prices are cheap. Yes, the market could decline further from these levels, but if stocks continue their long-term upward movement (and there can never be any guaran-

----------

/8/ The Russell Top 200/(TM)/ Value Index consists of the largest 200 companies in the Russell 1000, as ranked by total market capitalization. This "Blue Chip" large cap index comprises approximately 75% of the Russell 1000 total market capitalization.

/9/  International investing involves increased risk and volatility.

/10/ The MSCI ACWI (All Country World Index) Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

                                                                               3

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tee that this will happen), the astute investor who adds to his or her holdings at these prices could be handsomely rewarded over time.

..    Recognize your feelings for what they are: emotions. Investing can't be entirely rational, but it should be driven by the mind more than by the heart. Declining markets never make us feel good, but if we can surmount our feelings, we can enjoy a great advantage over the majority of investors. The chart at right captures the emotions of many investors in today's market environment and should help you maintain a balanced perspective.

..    Finally, recognize that long-term investing requires discipline. In times like these, investing in the stock market can seem perilous and fraught with uncertainty. When the market gets rough, a natural tendency for some is to bail out. After all, if an investment continues to lose money, why stay around?

[GRAPHIC]

Investors often allow emotion to dictate their actions, usually to their detriment. When investors are feeling best, they often pour more money into stocks at very high prices. But history shows stock markets often decline at this point, making it the highest risk point. The stock market bubble that burst in 2000 is a classic example.

     More recently, investors are showing signs of panic. Lipper Analytics reported $18 billion was taken out of stock mutual funds in June 2002. But this is also at a point where stock prices are relatively low compared to two years ago. Rather than selling stocks, historical stock market performance suggests this is the best opportunity, and when you should keep money in stocks.

For the long-term investor, jumping ship may prove to be more detrimental than riding out the turbulent waves. The chart at right examines a hypothetical $1 investment in stocks, minus the best 38 months during the period 1926-2001. An investor who was out of the market during these best 38 months (that's less than 5 percent of the total time period) would have received a return that was lower than a risk-free Treasury bill! Although successful market timing may improve portfolio performance, it is very difficult to time the market consistently.

One final word on maintaining a long-term perspective with your investment program and staying the course during difficult market periods. According to a recent study by Gavin Quill of the Financial Research Corp., many mutual fund investors define "long term" as less than three years. The study found the average holding period for mutual funds has dropped from 11 years in 1970 to 2.9 years in 2000. Most disconcerting is the fact that this trend occurred at a time when investors were touting their increased focus on saving for retirement--a universally accepted long-term goal. There is a cost to this frequent shifting among investments. Taxes are due on capital gains and many investments carry sales charges that erode returns. We encourage you to maintain a true long-term perspective when it comes to your investments in MMA Praxis.


Dangers of Market Timing

Hypothetical Value of $1 Invested from Year-End 1925-2001

                              [CHART]

S&P 500   S&P 500 minus best 38 months    Treasury Bills
-------   ----------------------------    --------------
$2,279                $15.97                 $17.20


This is for illustrative purposes only and not indicative of any investment. Past performance is no guarantee of future results. 3/1/2002. (c)2002 Ibbotson Associates, Inc.

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Whatever happened to ethics in business?
Walt Harrington, wrote the following in the Washington Post (December, 1987) in response to the financial scandals of that period (remember Ivan Boesky and Michael Milkin?): "Greed is the universal motive, sincerity is a pose, honesty is for chumps, altruism is selfishness with a neurotic twist, and morality is for kids and fools."

It is remarkable how little has changed in the past fifteen years. Today, most of the public recognizes the names of corporations tainted by ethical violations more than they do the individuals who head them--Enron, WorldCom, Tyco, Xerox, Rite Aid, Global Crossing, et al.

Corporate governance experts cite a confluence of factors for today's sullied business climate. Essentially, it boils down to greed, particularly among senior management, and this has compromised the trust that employees and investors have for many who are in corporate leadership today. Others point to our changing cultural mores where laws and ethical boundaries are constantly changing making right from wrong harder to distinguish.

The current round of business scandals will be addressed by the courts and Congress, which will pass new regulations and laws that will be temporarily effective. However, for lasting change to be made, the hearts and minds of our corporate leaders will need to be anchored in a code of ethics that is rooted in a faith and values system that has meaning for all areas of their lives.

For those of us who believe that faith and works are inseparable, we have a golden opportunity (and responsibility) to make an apologetic case that our free and capitalistic society cannot survive without leaders who adhere to standards of virtue. MMA Praxis will continue to articulate this message through our Stewardship Investing Philosophy that calls us to blend the best of business and church.

Closing thoughts
Winston Churchill said, "a pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty." Despite our belief that returns could be lower over the next few years than they have been over the past 10 years, we see opportunities and believe that respectable returns can be attained.

As long-term investors, we expect volatility to be our friend by occasionally creating opportunities to buy stock and bonds at bargain prices. We also continue to expect our investment managers to add value over and above their benchmarks, based on the extensive due diligence we have done and continue to do. In short, we believe that our strengths--our disciplined approach to investing, attention to risk and securities valuations and stewardship investing criteria that lead us to companies that have demonstrated sound management and ethics--will continue to be rewarded in this environment.

As always, we are committed to staying focused and doing all we can to achieve investment success on your behalf. Thank you for your continued trust and confidence in MMA Praxis Mutual Funds.

Sincerely,

/s/ John L. Liechty
John L. Liechty, ChFC

President, MMA
Praxis Mutual Funds

Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

                                                                               5

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MMA Praxis Stewardship Investing Update

When the world turns upside down ...

It seems like we have all spent the last year responding to one crisis after another: the collapse of Enron, the terror attacks of September 11, the war in Afghanistan, ongoing corporate accounting scandals, bankruptcy at WorldCom, threats of renewed conflict with Iraq, and a stock market that feels bottomless. The media coverage has been endless and the impact, depressing. A person is left seeking refuge mentally, spiritually, and--of course--financially.

In his opening message in this semi-annual report, John Liechty, President of the MMA Praxis Mutual Funds, has offered good advice for these troubling times: establish reasonable expectations, maintain a long-term focus, stay the course of your investment strategy, avoid emotion-driven reactions, and seek (and see) opportunity. When the world seems to be whirling around us, sometimes the best thing we can do is stand still and assess the situation calmly and with clarity.

As every generation--and individual--eventually discovers, there are positives to be found in nearly all frightening and frustrating situations. They are just most difficult to see when it is darkest.

Corporate ethics in America--The good news

Clearly, we all know the bad news. Amid the current gloom and doom in the markets, however, lies a silver lining of sorts, particularly for those investors who are also concerned about the social and environmental impact of their investments.

Ethics are now central. For more than ten years, there has been growing attention to the issue of ethics and the corporate responsibility of businesses around the world. In most cases, however, these issues were seen as "augmentative" and marketing-related, not central to the function and operation of the company. Suddenly, the entire financial, political, and media world is vitally aware that ethics, responsibility and accountability are crucial not just to the "good" (social) operation of business but to the "sound" (financial) operation of business as well. There has been a dramatic shift in the ethical yardstick. The demand for corporate reform will be unavoidable. Ethics are now being seen as integral to shareholder value and national interests.

New players at the table. Even before the scandal at WorldCom broke, the "Enron effect" was in full swing during the 2001-2002 proxy voting season. An entire range of corporate governance related shareholder resolutions (board independence, auditor independence, stock option packages, etc.) were receiving unprecedented support from a variety of sources--pension funds, foundations, and seven a few non-SRI mutual funds. There was also a significant surge in interest and support for "social" shareholder resolutions such as board diversity, limitations on executive compensation, and disclosure of employment and emissions data. The current crisis has accelerated a trend merging issues of corporate governance with concerns for social responsibility. (To view MMA Praxis' online proxy voting reports, visit www.mmapraxis.com.)

The issues aren't new, but our response should be. While many of the current accounting scandals took most by surprise, many of the issues being targeted in response are long-time concerns of social investors. Majority independence of the board of directors and full independence for the board's audit, nominating, and compensation committees have long been promoted by the social investment community. Limiting excessive CEO compensation (particularly without performance) and "golden parachutes," promoting increased transparency and accountability, pushing

6

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new standards of excellence in all aspects of corporate practice, and leveraging the value of ethics and corporate responsibility are all developed strengths of organizations like MMA Praxis. Socially-concerned investors, now more than ever, have an opportunity and responsibility to raise their voices and share their accumulated knowledge--to the benefit of our economy, the stability of the markets, and people and planet so deeply impacted by our investment decisions. This is our opportunity to let our light shine: engaging our faith to help build a better world for everyone.

Small signs of hope
In the MMA Praxis 2001 Annual Report, we wrote about groundbreaking research on the broad-based interest among individual U.S. investors in connecting their faith and values with their investment decisions. Today we are faced with a long list of real-world examples supporting the need for these same values to be embedded in the very fabric of corporate practice. The ongoing, and growing, interest of investors in faith-based and socially responsible investments is, in itself, a powerful sign of hope for our future. (You can find more about MMA's Religious Investor Study at www.mmapraxis.com, as well as encouraging, new information on the growth of religious mutual funds in the U.S.)

There are also small signs of hope showing among the corporate responses to the current crisis of confidence. Dollar General, a long-time holding of MMA Praxis, recently emerged from it's own bout of accounting irregularities with new, experienced management and strengthened accounting and operating controls. By owning the problem, and by taking swift and sincere action, the company has been able to return to the marketplace with renewed confidence and integrity. Bank One, by volunteering to count its executive stock options against current earnings, provides another model of proactive corporate response. Increasingly, companies will be vying to establish new thresholds for best practices in fiscal reporting and governance.

The recently signed Corporate Corruption Bill (Sarbanes-Oxley Act of 2002) has demonstrated a unified Congress and President supporting strengthened accountability and responsibility for American corporate leaders. While far from a panacea, this legislation is proof of the depth of support for ethical reform in modern corporate practice. Even The Business Roundtable, an association of CEOs of leading U.S. corporations, came out in support of this bill and has issued its own set of Corporate Governance Principles. Clearly, corporate reform--in some fashion--is seen to be in everyone's interest. This is a sign of hope. (The Business Roundtable represents a combined workforce of 10 million employees and $3.5 trillion in annual revenues.)

Finally, two of the nation's most powerful securities institutions are revising their standards. The New York Stock Exchange (NYSE) is revising its listing standards and reporting requirements, offering a unique opportunity to encourage greater transparency and accountability with the thousands of companies who access capital through the world's largest exchange. Given the current furor over unethical accounting practices, we are likely to see a greater push for disclosure than might have been the case in other circumstances. Similarly, the U.S. Securities and Exchange Commission has initiated an effort to reform securities disclosure requirements. Yet another opportunity to encourage responsible business practices through increased environmental and social disclosure. You can view MMA's response to these actions at www.mmapraxis.com.

Greed and stewardship
Strange as it may seem, perhaps one of the most hopeful signs in our current troubled times, has been the return to the financial lexicon of the concepts of greed and stewardship. These two words are suddenly on everyone's lips, from Alan Greenspan and President George W. Bush to corporate executives and the financial press.

                                                                               7

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Coming out of a period where, nearly without challenge, CEO salaries and bonuses seemingly could not be too big and worker salaries could not be too small, references to greed seem shocking indeed. It seems we are free to name greed for what it is--self interest without restraint or concern for others.

We are vividly (and uncomfortably) reminded that it is self-interest that lies at the foundation of our market-based, capitalist system. The same system that, in its best form, offers the promise of opportunity and sustainability to so many around the world also harbors the potential for great abuse. As investors, we have often thought of ourselves on the winning side of the self-interest equation. However, just as the Guatemalan garment worker, the predatory lending victim, and the endangered forests of Indonesia have learned long ago, investors now know that we too can fall prey to self interest, left unchecked and unbalanced by other values.

But we shouldn't be too quick to point fingers at others. In meetings with company executives, they are quick to point to the eternal market pressure to beat last quarter's earnings, generating ever-greater returns, as their most significant hindrance in sharing more of the benefits of global capitalism with those at the very bottom of the corporate structure. Surely, at least a small portion of blame must trace its way back to us as investors. What has been our role in building an economic system where yesterday's financial return was the only measurement that mattered? Why have we turned away from the needs of others, choosing to remain in self-interested silence?

And so the return of the concept of stewardship--as a charge of corporate boards and the responsibility of top executives--brings with it hope, not only for shareholders, but for all corporate stakeholders. By it's very definition, stewardship calls us out of self-interest to bear responsibility and concern for another. The word reminds us that all players in the business enterprise are in it together and deserve to share in its rewards. Perhaps it is stewardship--appropriately ingrained, monitored, and valued--that can provide a suitable restraint on self-interest and refocus our incredible economic engine on sustainable growth that benefits all concerned.

As an organization rooted in the concept of stewardship investing, you can rest assured that MMA Praxis will seek every opportunity to encourage new approaches to corporate practice that provide solid returns for our shareholders and offer social and environmental benefits to our world.

Mark A. Regier
Stewardship Investing Services Manager

8

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MMA Praxis Intermediate Income Fund
Semi-annual report to shareholders
Portfolio managers' letter


The bond market exhibited extreme volatility in light of a changing investment landscape. Interest rates rose during the first quarter of 2002 in anticipation of a growing economy and the Federal Reserve Board's easing. However, the tone quickly turned bullish for bonds as rates dropped through the second quarter as investors continued to leave the volatility of stocks for the safety of treasury bonds. The ten-year treasury began the year at 5.03 percent and ended the second half at 4.78 percent.

The MMA Praxis Intermediate Income Fund had a return of 2.85 percent for Class A Share (NAV) and a return of 2.67 percent for Class B Share (NAV) for the first half of 2002./1/ During the same time period, the return on the Lehman Brothers Aggregate Bond Index/2/ was 3.79 percent.

Corporate reporting scandals continued to dominate the market for corporate bonds as investors were very cautious in the wake of the Enron bankruptcy. Higher-quality investment grade bonds fared better than lower-quality investment grade bonds. Bonds rated AA or higher averaged more than 4 percent total return while bonds rated BBB averaged approximately 1 percent. Clearly, investors were seeking the stability and safety of the higher-quality corporate bonds.

Very late in the second quarter, WorldCom announced it had been inappropriately recording expenses as capital expenditures. This revelation shook the bond market and ultimately led to WorldCom becoming the largest bankruptcy in history (eclipsing the mark set by Enron in 2001).

Our strategy amidst this backdrop was to decrease our exposure to any individual company, particularly lower quality corporate credits, and increase our exposure to mortgages and higher-quality corporates. During the earlier part of the first half this hurt our performance. However, we made up significant ground in the latter part of the first half as several companies (WorldCom, Qwest, Williams) continued to trade significantly lower after we sold them.

Outlook

While the economy is on track for modest growth, the capital markets are reeling from a crisis in confidence of corporate reporting. Our strategy continues to be focused on finding high-quality corporate bonds while at the same time holding a significant portion of assets in agency securities with zero credit risk. We continue to be cautious about companies whose business models rely too heavily on accessing the capital markets at inopportune times.

Delmar King
MMA Praxis Intermediate Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Fund Co-Manager

-----------
Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

/1/ Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge of Class A Share 3.75% or the contingent deferred sales charge of Class B Share 4.00%.

/2/ The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Standard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity.

MMA Praxis Intermediate Income Fund
Performance review




Average annual total returns as of 6/30/02

Class A
Class B

                                    [GRAPHIC]

               Inception                                    Since
               Date         1 Year     3 Year     5 Year    Inception
               ----         ------     ------     ------    ---------

Class A        5/12/99       5.96%      5.83%      5.65%      5.29%
Class A*       5/12/99       1.95%      4.48%      4.85%      4.82%

Class B         1/4/94       5.59%      5.45%      5.41%      5.15%
Class B**       1/4/94       1.59%      4.85%      5.25%      5.15%


Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 1/4/94 to 6/30/02

           Class A*
           Class B**
           Lehman Brothers Aggregate Bond Index/1/
           Lipper Intermediate Investment Grad Bond Funds Average/2/

                                   [CHART]

                                                  Lehman          Lipper
                                                 Brothers      Intermediate
                                                 Aggregate     Investment Grad
                       Class A      Class B     Bond Index/1/  Funds Average/2/
                       --------      --------   -------------  ----------------

         1/94         $ 9,688       $ 9,665       $10,000         $10,000
                        9,198         9,183         9,613           9,609
         12/94          9,231         9,225         9,708           9,679
                       10,281        10,285        10,819          10,677
         12/95         10,844        10,867        11,502          11,336
                       10,618        10,741        11,362          11,183
         12/96         11,084        11,221        11,919          11,725
                       11,326        11,572        12,288          12,070
         12/97         11,928        12,193        13,070          12,755
                       12,345        12,727        13,584          13,236
         12/98         12,797        13,197        14,206          13,759
                       12,581        13,061        14,011          13,565
         12/99         12,591        13,044        14,089          13,625
                       12,873        13,327        14,651          14,070
         12/00         13,602        14,046        15,727          15,067
                       14,071        14,505        16,296          15,608
         12/01         14,498        14,918        17,055          16,305
          6/02         14,910        15,316        17,699          16,713


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 6/30/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.

**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Standard and Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity.

/2/ The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2002
(Unaudited)

                                                                                 PRINCIPAL
                                                                                   AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.3%

     Fannie Mae, Series 1996-M6, Class G, 7.75%, 9/17/23, ACES ................. $    4,012 $    3,972
     Fannie Mae, Series 1997-M4, Class C, 7.34%, 8/17/18, ACES .................    550,000    581,958
     Freddie Mac, Series T-11, Class A4, 6.50%, 3/25/11 ........................     55,732     58,950
     Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%, 3/15/06 .............    229,939    232,107
                                                                                            -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ......................................               876,987
                                                                                            -----------

CORPORATE BONDS: 43.9%

AGRICULTURAL SERVICES: 0.4%
     Cargill, Inc., 7.50%, 9/1/26 ..............................................    250,000    263,438
                                                                                            -----------

ASSET BACKED SECURITIES: 3.9%
     American Express Master Trust, Series 1994-3, Class A, 7.85%, 8/15/05 .....    250,000    273,183
     Capital One Master Trust, 5.43%, 1/15/07 ..................................    500,000    518,525
     Discover Card Master Trust, 6.85%, 7/17/07 ................................    500,000    538,259
     Discover Card Master Trust I, Series 2001-5, Class A, 5.30%, 11/16/06 .....  1,000,000  1,037,809
     Fleet Credit Card Master Trust II, Class A, 5.60%, 2/15/08 ................    250,000    261,658
                                                                                            -----------
                                                                                             2,629,434
                                                                                            -----------

BROADCASTING/CABLE: 0.3%
     CSC Holdings, Inc., 8.13%, 7/15/09 ........................................    250,000    206,624
                                                                                            -----------

BROKERAGE SERVICES: 2.1%
     Goldman Sachs Group, 6.65%, 5/15/09 .......................................  1,000,000  1,027,472
     Legg Mason, Inc., 6.75%, 7/2/08 ...........................................    350,000    369,858
                                                                                            -----------
                                                                                             1,397,330
                                                                                            -----------

BUSINESS SERVICES: 0.7%
     Equifax, Inc., 6.90%, 7/1/28 ..............................................    500,000    450,625
                                                                                            -----------

COMMERCIAL BANKS--CENTRAL U.S.: 0.4%
     Marshall & Ilsley Bank, 6.38%, 9/1/11 .....................................    250,000    255,406
                                                                                            -----------

COMMERCIAL BANKS--SOUTHERN U.S.: 0.4%
     BB&T Corp., 6.38%, 6/30/05 ................................................    250,000    263,971
                                                                                            -----------

COMMUNITY DEVELOPMENT: 0.9%
     MMA Community Development Investment, Inc., 3.37%, 12/31/02 (c) ...........    525,000    525,000
     MMA Community Development Investment, Inc., 2.24%, 12/31/02 (c) ...........     75,000     75,000
                                                                                            -----------
                                                                                               600,000
                                                                                            -----------

COMPUTER SERVICES: 0.7%
     Unisys Corp., 8.13%, 6/1/06 ...............................................    500,000    495,000
                                                                                            -----------

CONSTRUCTION: 0.4%
     Vulcan Materials, 5.75%, 4/1/04 ...........................................    250,000    258,750
                                                                                            -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                         PRINCIPAL
                                                                           AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

CONSUMER GOODS & SERVICES: 0.8%
     VF Corp., 8.10%, 10/1/05 ........................................   $  500,000       $ 543,125
                                                                                         ----------

DATA PROCESSING & REPRODUCTION: 0.4%
     First Data Corp., 5.80%, 12/15/08 ...............................      250,000         257,500
                                                                                         ----------

ELECTRIC - INTEGRATED: 1.1%
     Niagara Mohawk Power, 8.50%, 7/1/23, Callable 7/1/02 @ 103.89 ...      250,000         259,735
     Nisource Finance Corp., 7.50%, 11/15/03 .........................      250,000         249,688
     Ohio Power Co., 7.00%, 7/1/04 ...................................      200,000         211,250
                                                                                         ----------
                                                                                            720,673
                                                                                         ----------

ENTERTAINMENT: 0.8%
     Harman International Ind., 7.32%, 7/1/07 ........................      500,000         505,000
                                                                                         ----------

FINANCIAL SERVICES: 4.7%
     American Express, 6.88%, 11/1/05 ................................      375,000         405,737
     Bear Stearns Co., Inc., 7.80%, 8/15/07 ..........................      250,000         276,271
     Citifinancial, 6.13%, 12/1/05 ...................................      350,000         371,407
     Ford Motor Credit Corp., 6.75%, 5/15/05 .........................      700,000         717,499
     General Electric Capital Corp., 6.75%, 3/15/32 ..................      250,000         245,568
     General Motors Acceptance Corp., 6.13%, 2/1/07 ..................      450,000         455,063
     National Rural Utilities, 8.00%, 3/1/32 .........................      400,000         439,500
     Verizon Global Funding Corp., 7.25%, 12/1/10 ....................      250,000         248,781
                                                                                         ----------
                                                                                          3,159,826
                                                                                         ----------

FOOD DISTRIBUTORS & WHOLESALERS: 0.4%
     SUPERVALU, Inc., 7.80%, 11/15/02 ................................      260,000         263,575
                                                                                         ----------

FOOD PROCESSING: 1.1%
     General Mills, Inc., 5.13%, 2/15/07 .............................      250,000         249,688
     Hormel Foods Corp., 6.63%, 6/1/11 ...............................      500,000         520,625
                                                                                         ----------
                                                                                            770,313
                                                                                         ----------

FOOD STORES: 0.4%
     Albertson's, Inc., 6.55%, 8/1/04 ................................      238,000         250,204
                                                                                         ----------

FOREST PRODUCTS - LUMBER & PAPER: 0.4%
     Weyerhaeuser Co., 6.95%, 8/1/17 .................................      250,000         260,625
                                                                                         ----------

HOME DECORATION PRODUCTS: 0.8%
     Leggett & Platt, Inc., 7.65%, 2/15/05 ...........................      500,000         535,697
                                                                                         ----------

INDUSTRIAL GOODS & SERVICES: 2.0%
     Masco Corp., 7.75%, 8/1/29 ......................................    1,000,000       1,040,000
     Praxair, Inc., 6.85%, 6/15/05 ...................................      300,000         318,573
                                                                                         ----------
                                                                                          1,358,573
                                                                                         ----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS, continued

INSURANCE: 3.0%
     Allstate Corp., 6.75%, 6/15/03 .......................   $  250,000    $   260,625
     Aon Corp., 8.65%, 5/15/05 ............................      375,000        419,325
     Harleysville Group, Inc., 6.75%, 11/15/03 ............      500,000        515,625
     Principal Life Global, 6.25%, 2/15/12 (b) ............      250,000        256,185
     Protective Life Corp., 7.95%, 7/1/04 .................      500,000        539,374
                                                                            -----------
                                                                              1,991,134
                                                                            -----------
MACHINERY - GENERAL INDUSTRIAL: 0.4%
     Dover Corp., 6.45%, 11/15/05 .........................      250,000        264,688
                                                                            -----------
MEDICAL EQUIPMENT & SUPPLIES: 1.7%
     Beckman Instruments, Inc., 7.05%, 6/1/26 .............      500,000        540,459
     Cardinal Health, Inc., 6.00%, 1/15/06 ................      300,000        315,808
     Cardinal Health, Inc., 6.25%, 7/15/08 ................      250,000        263,451
                                                                            -----------
                                                                              1,119,718
                                                                            -----------
MULTIMEDIA: 0.4%
     AOL Time Warner, Inc., 5.63%, 5/1/05 .................      250,000        245,303
                                                                            -----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION: 1.5%
     Keyspan Gas East, 7.88%, 2/1/10 ......................      250,000        280,938
     Limestone Electron Trust, 8.63%, 3/15/03 (b) .........      500,000        488,125
     Southern Union Co., 8.25%, 11/15/29 ..................      250,000        253,509
                                                                            -----------
                                                                              1,022,572
                                                                            -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 1.3%
     Anadarko Finance Co., 7.50%, 5/1/31 ..................      500,000        533,125
     Conoco, Inc., 6.95%, 4/15/29 .........................      250,000        255,625
     Tennessee Gas Pipeline, 7.00%, 10/15/28 ..............      125,000        112,344
                                                                            -----------
                                                                                901,094
                                                                            -----------
PAPER PRODUCTS: 1.6%
     Meadwestvaco Corp., 6.85%, 4/1/12 ....................      250,000        262,467
     Sonoco Products, 7.00%, 11/15/04 .....................      250,000        267,188
     Westvaco Corp., 6.85%, 11/15/04 ......................      500,000        526,875
                                                                            -----------
                                                                              1,056,530
                                                                            -----------
PUBLISHING: NEWSPAPERS: 1.5%
     Knight- Ridder, Inc., 7.13%, 6/1/11 ..................      500,000        528,461
     Thomson Corp., 6.20%, 1/5/12 .........................      500,000        500,625
                                                                            -----------
                                                                              1,029,086
                                                                            -----------
RETAIL - DEPARTMENT STORES: 2.3%
     Federated Department Stores, 8.50%, 6/15/03 ..........      500,000        523,125
     Kohl's Corp., 7.25%, 6/1/29 ..........................      400,000        429,000
     May Department Stores, 8.75%, 5/15/29 ................      500,000        608,124
                                                                            -----------
                                                                              1,560,249
                                                                            -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                  SHARES OR
                                                                  PRINCIPAL
                                                                    AMOUNT          VALUE
--------------------------------------------------------------------------------------------
CORPORATE BONDS, continued

SEMICONDUCTORS: 0.4%
     Applied Materials, Inc., 7.13%, 10/15/17 ................   $   250,000     $   262,188
                                                                                 -----------
SOFTWARE & COMPUTER SERVICES: 0.7%
     Sun Microsystems, Inc., 7.00%, 8/15/02 ..................       500,000         501,875
                                                                                 -----------
TELEPHONE - INTEGRATED: 1.1%
     Alltel Corp., 7.00%, 7/1/12 .............................       250,000         249,445
     Pacific Bell, 7.00%, 7/15/04 ............................       250,000         266,686
     Verizon New York, Inc., Series A, 6.88%, 4/1/12 .........       250,000         248,739
                                                                                 -----------
                                                                                     764,870
                                                                                 -----------
TRANSPORTATION SERVICES: 3.3%
     CSX Corp., 7.25%, 5/1/04 ................................       500,000         531,250
     Federal Express, 10.13%, 7/15/03 ........................       400,000         429,000
     Golden State Petroleum, 8.04%, 2/1/19 ...................       250,000         225,603
     Union Tank Car Co., 7.13%, 2/1/07 .......................       400,000         426,500
     United Parcel Service, 8.38%, 4/1/30 ....................       500,000         609,374
                                                                                 -----------
                                                                                   2,221,727
                                                                                 -----------
UTILITIES - ELECTRIC: 0.8%
     Cincinnati Gas & Electric, 6.35%, 6/15/03 ...............       500,000         506,250
                                                                                 -----------
UTILITIES - NATURAL GAS: 0.8%
     Michigan Consolidated Gas Co., 8.25%, 5/1/14 ............       500,000         563,750
                                                                                 -----------

TOTAL CORPORATE BONDS ........................................                    29,456,723
                                                                                 -----------
MEDIUM TERM NOTES: 1.1%

ELECTRIC - INTEGRATED: 0.3%
     Puget Sound Energy, Inc., 6.74%, 6/15/18 ................       250,000         230,313
                                                                                 -----------
UTILITIES - ELECTRIC: 0.4%
     Kentucky Power Co., 6.65%, 5/1/03 .......................       250,000         251,250
                                                                                 -----------
UTILITIES - NATURAL GAS: 0.4%
     UGI Utilities, Inc., Series B, 7.17%, 6/15/07 ...........       250,000         261,875
                                                                                 -----------

TOTAL MEDIUM TERM NOTES ......................................                       743,438
                                                                                 -----------
MUTUAL FUND: 0.2%

MUTUAL FUNDS: 0.2%
     Pax World High Yield Fund ...............................        17,912         140,432
                                                                                 -----------

TOTAL MUTUAL FUND ............................................                       140,432
                                                                                 -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                       PRINCIPAL
                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES: 50.0%

FANNIE MAE: 20.4%
   6.50%, 8/15/04 ..................................   $  500,000    $   533,759
   7.38%, 9/1/06 ...................................      450,000        482,904
   4.75%, 1/2/07 ...................................    1,000,000      1,012,543
   6.63%, 10/15/07 .................................    2,550,000      2,798,485
   7.25%, 1/15/10 ..................................    1,000,000      1,133,430
   7.45%, 10/1/11 ..................................      473,191        521,839
   6.13%, 3/15/12 ..................................      250,000        264,557
   6.50%, 6/1/15 ...................................      679,601        707,071
   6.00%, 4/1/16 ...................................    2,179,155      2,229,602
   6.00%, 8/1/16 ...................................      654,482        668,547
   6.00%, 11/1/16 ..................................    1,224,871      1,251,194
   6.00%, 11/1/16 ..................................    1,045,158      1,067,619
   6.50%, 3/1/18 ...................................      181,000        186,724
   6.50%, 5/1/18 ...................................      493,498        509,103
   7.00%, 11/1/19 ..................................      273,776        285,761
                                                                     -----------
                                                                      13,653,138
                                                                     -----------

FEDERAL HOME LOAN BANK: 8.0%
   6.38%, 11/14/03 .................................      250,000        261,568
   4.88%, 5/14/04 ..................................      250,000        258,821
   3.63%, 10/15/04 .................................      500,000        504,154
   6.63%, 11/15/10 .................................    1,400,000      1,533,000
   5.63%, 11/15/11 .................................    1,000,000      1,021,253
   6.50%, 2/1/32 ...................................    1,716,426      1,753,584
                                                                     -----------
                                                                       5,332,380
                                                                     -----------

FREDDIE MAC: 7.5%
   6.88%, 1/15/05 ..................................    2,110,000      2,287,873
   5.63%, 3/15/11 ..................................      300,000        306,750
   6.50%, 2/1/31 ...................................      631,401        645,065
   6.75%, 3/15/31 ..................................      918,000        986,850
   6.50%, 5/1/31 ...................................      789,969        806,621
                                                                     -----------
                                                                       5,033,159
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOC.: 13.8%
   6.88%, 9/15/08 ..................................      341,005        355,729
   7.50%, 2/15/23 ..................................      279,135        294,959
   7.00%, 12/20/30 .................................      905,992        939,323
   6.50%, 4/20/31 ..................................    1,044,479      1,063,339
   6.50%, 7/20/31 ..................................    1,328,110      1,352,082
   6.50%, 10/20/31 .................................      982,187        999,922
   7.00%, 10/20/31 .................................      474,460        491,896
   7.00%, 3/20/32 ..................................    2,200,403      2,281,137
   6.50%, 5/15/34 ..................................      487,921        511,683
   6.93%, 9/15/39 ..................................      432,918        463,867

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                              PRINCIPAL
                                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES, continued

GOVERNMENT NATIONAL MORTGAGE ASSOC., continued
     6.85%, 10/15/39 ......................................................  $  494,235  $     527,161
                                                                                         -------------
                                                                                             9,281,098
                                                                                         -------------

SMALL BUSINESS ADMINISTRATION: 0.3%
     7.35%, 8/10/05 .......................................................     112,515        118,836
     2.50%, 9/25/18 .......................................................      48,931         48,983
                                                                                         -------------
                                                                                               167,819
                                                                                         -------------

TOTAL U.S. GOVERNMENT AGENCIES ............................................                 33,467,594
                                                                                         -------------

U.S. GOVERNMENT AGENCIES* - DISCOUNT NOTES: 1.4%

FEDERAL FARM CREDIT BANK: 1.4%
     1.70%, 7/8/02 ........................................................    950,000         949,681
                                                                                         -------------

TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES ..........................                     949,681
                                                                                         -------------

U.S. TREASURY OBLIGATIONS: 0.1%

PRIVATE EXPORT FUNDING: 0.1%
     Export Funding Trust, Series 1994-A, Class A, 7.89%, 2/15/05 .........     75,000          79,958
                                                                                         -------------

TOTAL U.S. TREASURY OBLIGATIONS ...........................................                     79,958
                                                                                         -------------

TOTAL INVESTMENTS (COST $63,827,422) (a) -- 98.0% .........................                 65,714,813
     Other assets in excess of liabilities -- 2.0% ........................                  1,351,634
                                                                                         -------------
NET ASSETS -- 100.0% ......................................................              $  67,066,447
                                                                                         =============

__________

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:
    Unrealized appreciation .........................   $ 2,030,941
    Unrealized depreciation .........................      (143,550)
                                                       ------------
    Net unrealized appreciation .....................   $ 1,887,391
                                                       ============

(b) 144A security which is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

 *  Rates disclosed represent yield effective at purchase.
 + Rates presented are the rates in effect at June 30, 2002. Date presented reflects next rate change date.

ACES - Automatic Common Exchange Securities.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
June 30, 2002
(Unaudited)


ASSETS:
Investments, at value (cost $63,227,422) ..............................     $ 65,114,813
Investment in affiliates, at value (cost $600,000) ....................          600,000
                                                                           -------------
         Total Investments (cost $63,827,422) .........................       65,714,813
                                                                           -------------
Cash ..................................................................          902,877
Interest receivable ...................................................          850,848
Receivable from investment advisor ....................................            5,866
Prepaid expenses ......................................................           23,031
                                                                           -------------
         Total Assets .................................................       67,497,435
                                                                           -------------

LIABILITIES:
Distributions payable to shareholders .................................          247,476
Payable for investments purchased .....................................          118,906
Payable for capital shares redeemed ...................................           11,584
Distribution fees .....................................................           24,448
Shareholder servicing fees ............................................            2,746
Other .................................................................           25,828
                                                                           -------------
         Total Liabilities ............................................          430,988
                                                                           -------------

NET ASSETS:
Capital ...............................................................       68,046,074
Accumulated net investment income .....................................           27,603
Accumulated net realized losses from investment transactions ..........       (2,894,621)
Unrealized appreciation from investments ..............................        1,887,391
                                                                           -------------
         Net Assets ...................................................     $ 67,066,447
                                                                           =============

Net Assets
    Class A ...........................................................     $ 29,652,041
    Class B ...........................................................       37,414,406
                                                                           -------------
         Total ........................................................     $ 67,066,447
                                                                           =============

Shares Outstanding
  (unlimited number of shares authorized with $.01 par value)
    Class A ...........................................................        3,051,967
    Class B ...........................................................        3,851,233
                                                                           -------------
         Total ........................................................        6,903,200
                                                                           =============

Net asset value
    Class A - Redemption price per share ..............................     $       9.72
                                                                           =============
    Class A - Maximum Sales Charge ....................................             3.75%
                                                                           =============
    Class A - Maximum Offering Price Per Share (100%/(100%-Maximum
        Sales Charge) of net asset value adjusted to the nearest
        cent) .........................................................     $      10.10
                                                                           =============

    Class B - offering price per share* ...............................     $       9.72
                                                                           =============

------------
* Redemption price per share (Class B) varies by length of time shares are held. See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of operations
For the six months ended June 30, 2002
(Unaudited)


INVESTMENT INCOME:
Interest ..........................................................      $  1,990,436
Dividends .........................................................             2,406
Interest from affiliates ..........................................             9,813
                                                                        --------------
     Total Investment Income ......................................         2,002,655
                                                                        --------------

EXPENSES:
Investment advisory fees ..........................................           161,049
Administration fees ...............................................            48,315
Distribution fees-Class A .........................................            35,249
Distribution fees-Class B .........................................           135,828
Shareholder servicing fees-Class A ................................            35,249
Shareholder servicing fees-Class B ................................            45,276
Custodian fees ....................................................             4,847
Accounting fees ...................................................            24,922
Trustees' fees and expenses .......................................             5,084
Transfer agent fees ...............................................            89,084
Other expenses ....................................................            48,490
                                                                        --------------
     Total expenses before reductions/reimbursements ..............           633,393
  Expenses reimbursed by Investment Advisor .......................          (204,638)
  Expenses reduced by Distributor .................................           (91,586)
                                                                        --------------
     Net Expenses .................................................           337,169
                                                                        --------------

Net Investment Income .............................................         1,665,486
                                                                        --------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions ..................          (944,112)
Change in unrealized appreciation/depreciation from investments ...         1,071,188
                                                                        --------------
Net realized/unrealized gains on investments ......................           127,076
                                                                        --------------
Change in net assets resulting from operations ....................      $  1,792,562
                                                                        ==============

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                      Six Months         Year Ended
                                                                      Ended              December 31,
                                                                      June 30, 2002      2001
======================================================================================================
From Investment Activities:                                           (Unaudited)
Net investment income                                                 $  1,665,486       $  3,174,260
Net realized losses from investment transactions                          (944,112)          (333,725)
Change in unrealized appreciation/depreciation from investments          1,071,188            625,620
                                                                     --------------     --------------
Change in net assets resulting from operations                           1,792,562          3,466,155
                                                                     --------------     --------------

Distributions to Class A Shareholders:
   From net investment income                                             (748,180)        (1,337,971)

Distributions to Class B Shareholders:
   From net investment income                                             (887,945)        (1,822,484)
                                                                     --------------     --------------
Change in net assets from capital transactions                           4,165,464          9,817,525
                                                                     --------------     --------------

Change in net assets                                                     4,321,901         10,123,225

Net Assets:
   Beginning of period                                                  62,744,546         52,621,321
                                                                     --------------     --------------
   End of period                                                      $ 67,066,447       $ 62,744,546
                                                                     ==============     ==============

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                        Class A Shares
                                                  -----------------------------------------------------------------
                                                   Six Months      Year Ended      Year Ended     Period Ended
                                                   Ended           December 31,    December 31,   December 31,
                                                   June 30, 2002   2001            2000           1999 (a)
-------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period .............  $  9.69         $  9.62         $  9.46         $  9.88
                                                    -------         -------         -------         -------
Investment Activities:
     Net investment income .......................     0.25            0.54            0.58            0.33
     Net realized and unrealized gains (losses)
        from investments .........................     0.03            0.07            0.16           (0.37)
                                                    -------         -------         -------         -------
     Total from Investment Activities ............     0.28            0.61            0.74           (0.04)
                                                    -------         -------         -------         -------

Distributions:
     Net investment income .......................    (0.25)          (0.54)          (0.58)          (0.37)
     Net realized gains ..........................       --              --              --           (0.01)
                                                    -------         -------         -------         -------
     Total Distributions .........................    (0.25)          (0.54)          (0.58)          (0.38)
                                                    -------         -------         -------         -------
Net Asset Value, End of Period ...................  $  9.72         $  9.69         $  9.62         $  9.46
                                                    =======         =======         =======         =======
Total Return (excludes sales charge) .............     2.85% (b)       6.47%           8.03%          (0.45%)(b)

Ratios/Supplemental Data:
     Net Assets at end of period (000) ...........  $29,652         $26,931         $20,410         $17,670
     Ratio of expenses to average net assets .....     0.85% (c)       0.85%           0.85%           0.85% (c)
     Ratio of net investment income to
        average net assets .......................     5.37% (c)       5.59%           6.15%           5.81% (c)
     Ratio of expenses to average net assets* ....     1.68% (c)       1.65%           1.66%           1.66% (c)
     Portfolio turnover (d) ......................    35.97%          36.00%          49.66%          37.78%

-----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                 --------------------------------------------------------------------------
                                                 Six Months       Year Ended     Year Ended     Year Ended     Year Ended
                                                 Ended            December 31,   December 31,   December 31,   December 31,
                                                 June 30, 2002    2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------
                                                  (Unaudited)
Net Asset Value, Beginning of
   Period ......................................  $      9.69      $    9.61     $     9.46      $   10.17      $    10.01
                                                 ------------     ----------     ----------     ----------     -----------
Investment Activities:
   Net Investment income .......................         0.24           0.52           0.55           0.54            0.54
   Net realized and unrealized
      gains (losses)
      from investments .........................         0.02           0.07           0.15          (0.73)           0.17
                                                 ------------     ----------     ----------     ----------     -----------
Total from Investment Activities ...............         0.26           0.59           0.70          (0.19)           0.71
                                                 ------------     ----------     ----------     ----------     -----------

Distributions:
   Net investment income .......................        (0.23)         (0.51)         (0.55)         (0.51)          (0.54)
   Net realized gains ..........................           --             --             --          (0.01)          (0.01)
                                                 ------------     ----------     ----------     ----------     -----------
Total Distributions ............................        (0.23)         (0.51)         (0.55)         (0.52)          (0.55)
                                                 ------------     ----------     ----------     ----------     -----------
Net Asset Value, End of Period .................  $      9.72      $    9.69     $     9.61      $    9.46      $    10.17
                                                 ============     ==========     ==========     ==========     ===========

Total Return (excludes redemption
   charge) .....................................         2.67%(a)       6.21%          7.68%         (1.90%)          7.29%

Ratios/Supplemental Data:
Net Assets at end
   of period (000) .............................  $    37,414      $  35,814     $   33,212      $  33,111      $   42,388
Ratio of expenses to average
   net assets* .................................         1.20%(b)       1.20%          1.20%          1.16%           1.10%
Ratio of net investment income to
   average net assets ..........................         5.02%(b)       5.26%          5.79%          5.35%           5.37%
Ratio of expenses to average
   net assets* .................................         2.19%(b)       2.15%          2.16%          2.17%           2.37%
Portfolio turnover (c) .........................        35.97%         36.00%         49.66%         37.78%          33.89%

---------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers' letter

Early in the year, many investors hoped against all hope that the Enron scandal was an isolated event, signaling both the beginning and the end of major corporate implosions for this cycle. Unfortunately, Enron's troubles represented only a trickle of what has become a churning river of corporate malfeasance. The misdeeds of CEOs at WorldCom, ImClone, and Tyco have been well documented over the last few months and we suspect that more rapids may be around the corner. While complicated in form, each of these cases is similar in substance--corporate chiefs placed their personal short-term gains (or the avoidance of losses in the case of ImClone) ahead of the long-term interests of their shareholders. Let's not mince words. They were greedy.

Despite these high-profile cases, we believe that the majority of companies responsibly, if sometimes a bit aggressively, report their results quarter after quarter even in the face of tremendous pressure to report higher profits. As always, we will continue to read financial statements with a healthy measure of skepticism, but we believe that outright deception is the exception rather than the rule.

In an unprecedented effort to shore up investor confidence, the Securities and Exchange Commission (SEC) announced June 28 that the principal executive and financial officers of the largest U.S. companies must "personally certify under oath that their most recent reports filed with the SEC are both complete and accurate. Officers who make false certifications will face personal liability." The SEC hopes that this effort will quickly expose those few corporate officers who have something to hide, and, as a result, assure investors that the vast majority is operating within the law. This may nudge investor confidence higher, but we suspect that only time and criminal convictions of the most serious offenders will restore investors' confidence in the system.

While the economy has continued to recover from the mini-recession we experienced last year, the average stock has not. In addition to investors' mistrust of corporate behavior, many stocks were still priced somewhat high relative to reasonable profit estimates. Add in the ongoing threat of more terror attacks, and investors may have had good reason not to drive stocks higher during the quarter.

Portfolio review/1/

Against this negative backdrop, the fund also moved lower during the first half of the year. By investing in stocks that hold up better in down markets and by maintaining an underweight position to technology stocks, we were able to perform better than our benchmark (-9.00% return for the Core Stock Fund Class A vs. -13.50% return for the S&P 500)/2/. The fund also benefited from strong stock selection.

The best performers for the fund in terms of their impact on overall performance included a few companies whose steady, but not stellar, performance distinguished them from the pack.

Dell Computer (0.88% of the portfolio as of 6/30/02) delivered flat returns for the quarter in the midst of a computer sector that was off nearly 25 percent. Dell has fallen from its highs back in 2000, but is up nearly 50 percent from its low at the beginning of 2001. Over the same period, the S&P 500 has dropped over 23 percent./3/

Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Why has Dell been able to perform like this? In short, Dell has dug an "economic moat" around its business. In other words, it has a competitive advantage that no competitor has been able to penetrate. It is the low-cost provider in what has become a commodity business, it also is the market leader in consumer PCs, and its nearest competitors have been struggling. Finally, Dell has not been sullied by accusations of accounting shenanigans, partially because its success has come organically rather than through acquisition like so many other technology companies. In the end, Dell has performed well because it is a well-run company that delivered steady results when others didn't.

Dollar General (1.47% of the portfolio as of 6/30/02) rose almost 30 percent during the first half of the year as it put previously announced accounting troubles behind it. Also, company management has renewed its focus on running an efficient operation in contrast to recent years when it had concentrated more on store growth. The company also built a new distribution center over the last two years whose capacity is now being utilized more fully than it had. Finally, its loyal customer base shops more regularly and is spending more per visit as the company is rolling out a limited perishable foods section./3/

Another holding that contributed to the fund's performance was Pitney Bowes (2.42% of the portfolio as of 6/30/02), the office automation company best known for its postage meters. Steady profits, strong cash flow, and a 3 percent dividend induced investors to modestly bid up the stock as they attempted to skirt the broad market downdraft. The company enjoys tremendous market share domestically and aims to grow in Europe./3/

The fund also reflected some of the problems seen in the market as a whole. Williams Companies (0.69% of the portfolio as of 6/30/02) has experienced many more challenges than we initially anticipated. A laundry list of concerns including off-balance sheet financing, questions about its energy trading business, high debt levels, and rating downgrades has driven the stock lower, but we still believe that the stock has been unduly punished. It remains a market leader in gas pipelines with a large amount of hard assets that produce steady, recurring earnings. As a result of pressures from the bond rating agencies, Williams announced plans to curtail its energy-trading activities and to sell non-core assets to shore up its balance sheet./3/

Albertson's (2.46% of the portfolio as of 6/30/02) fell during the quarter after giving indication it had turned the corner early in the year. First-quarter profit results were roughly in line with what investors had expected and company management reiterated its guidance for the year. However, all grocery stocks suffered after Safeway's earnings warning in mid-June./3/

We sold WorldCom at about $6 per share in April before the company revealed its accounting improprieties, but after having sustained losses for the fund. We previously thought that although long distance prices were falling and data revenues were soft, the company had the cash and market position to succeed over the longer term. We were clearly wrong.

What's an investor to do?

With the market averages now below last September's lows and confidence in the U.S. corporate and financial system at low ebb, what should investors do? First, now is not the time to throw in the towel on stocks. On the contrary, for the first time in a few years, investors who enter the stock market now can realistically expect to earn modest positive returns over the longer term. We couldn't have said this two years ago when stocks traded at excessively high levels.

Second, investors who attempt to determine the "bottom" of the market in order to time their return to stocks are destined to miscalculate. For investors with long-time horizons and diversified portfolios, knowing the precise timing of market recovery isn't necessary. What is important is for investors to stay with their investment plans as we stay with ours--to look for well-run companies with strong management whose stocks are trading at reasonable valuations. We are finding many more of these opportunities than we have in a long time.

In our view, nothing is broken, but the system does need a tune-up. While we don't advocate heavy-handed regulation of business, we applaud oversight organizations' efforts to rein in rogue executives and to introduce curbs to mitigate some of the perverse incentives that led us to this point. A few well-targeted reforms and a return to more reasonable valuations give us optimism for stocks in the longer term.


John Nussbaum, CFA
MMA Value Index Fund Co-Manager

Chad Horning, CFA
MMA Value Index Fund Co-Manager

----------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/ Please see additional performance-related information on the following page.

/2/ The Standard & Poor's Composite Index of 500 stocks is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries. It is not possible to invest directly in any index.

/3/  Portfolio holdings are subject to change.

MMA Praxis Core Stock Fund
Performance review


Average annual total returns as of 6/30/02

                                   [GRAPHIC]


             Inception                            Since
             Date      1 Year    3 Year   5 Year  Inception
             ----      ------    ------   ------  ---------

Class A      5/12/99   -12.08%   -6.81%    2.07%    8.47%
Class A*     5/12/99   -16.69%   -8.46%    0.98%    7.79%

Class B       1/4/94   -12.55%   -7.39%    1.67%    8.22%
Class B**     1/4/94   -16.05%   -7.91%    1.53%    8.22%

Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 1/4/94 to 6/30/02

          Class A*
          Class B**
          Standard & Poor's 500 Stock Index/1/
          Domini 400 Social Index/2/

                                   [CHART]
                                              Standard & Poor's
                      Class A*      Class B**   Stock Index/1/  Domini 400
                      --------      ---------   ------------   ----------
           1/94        $9,744        $9,880       $10,000       $10,000
                        9,177         9,296         9,661         9,612
          12/94         9,504         9,637        10,132        10,018
                       11,345        11,569        12,180        12,141
          12/95        12,671        12,968        13,939        13,845
                       13,294        13,726        15,347        15,238
          12/96        14,683        15,191        17,140        17,126
                       17,057        17,795        20,673        20,865
          12/97        18,962        19,805        22,858        23,678
                       20,011        21,012        26,907        28,160
          12/98        20,092        21,097        29,391        31,859
                       23,351        24,607        33,030        35,791
          12/99        22,643        23,775        35,576        39,667
                       23,201        24,284        35,425        38,731
          12/00        22,546        23,528        32,336        33,963
                       21,495        22,353        30,171        31,490
          12/01        20,769        21,521        28,497        29,864
           6/02        18,899        19,547        24,738        26,315


This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 6/30/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.

**Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

/1/ The Standard & Poor's 500 Index is an unmanaged index generally representative of the stock market as a whole.

/2/ The Domini 400 Social Index is an index generally representative of the socially responsible investment market.

The above indicies are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2002
(Unaudited)

                                                         SHARES      VALUE
------------------------------------------------------------------------------
COMMON STOCKS: 93.3%

AUTOMOTIVE PARTS: 1.0%
     Wabash National Corp. ..........................   153,450   $  1,534,500
                                                                  ------------
BANKS: 8.5%
     Bank of America Corp. ..........................    45,000      3,166,200
     Bank One Corp. .................................    63,000      2,424,240
     Fifth Third Bancorp. ...........................    45,000      2,999,250
     Wells Fargo Co. ................................    88,000      4,405,280
                                                                  ------------
                                                                    12,994,970
                                                                  ------------
BEVERAGES: 3.6%
     PepsiCo, Inc. ..................................   113,000      5,446,600
                                                                  ------------
CHEMICALS - GENERAL: 1.7%
     Air Products & Chemicals, Inc. .................    51,000      2,573,970
                                                                  ------------
COMPUTERS & PERIPHERALS: 3.6%
     Cisco Systems, Inc.(b) .........................   106,000      1,478,700
     Dell Computer Corp.(b) .........................    51,000      1,333,140
     Intel Corp. ....................................   110,000      2,009,700
     Sun Microsystems, Inc.(b) ......................   115,000        576,150
                                                                  ------------
                                                                     5,397,690
                                                                  ------------
CONSUMER GOODS & SERVICES: 2.8%
     Procter & Gamble Co. ...........................    47,000      4,197,100
                                                                  ------------
COSMETICS & TOILETRIES: 3.1%
     Gillette Co. ...................................    55,000      1,862,850
     Kimberly Clark Corp. ...........................    45,000      2,790,000
                                                                  ------------
                                                                     4,652,850
                                                                  ------------
ELECTRONIC & ELECTRICAL - GENERAL: 4.9%
     Altera Corp.(b) ................................    36,000        489,600
     Emerson Electric Co. ...........................    65,000      3,478,150
     Jabil Circuit, Inc.(b) .........................    38,000        802,180
     Texas Instruments, Inc. ........................    46,000      1,090,200
     Thomas & Betts Corp. ...........................    80,000      1,488,000
                                                                  ------------
                                                                     7,348,130
                                                                  ------------
FINANCIAL SERVICES: 5.3%
     Citigroup, Inc. ................................    85,000      3,293,750
     Fannie Mae .....................................    64,000      4,720,000
                                                                  ------------
                                                                     8,013,750
                                                                  ------------
FOOD DISTRIBUTORS & WHOLESALERS: 2.5%
     Albertsons, Inc. ...............................   122,000      3,716,120
                                                                  ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                 SHARES            VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS, continued

FOOD PRODUCTS: 1.2%
     Sara Lee Corp. ......................................       86,000         $ 1,775,040
                                                                                -----------
HOME DECORATION PRODUCTS: 2.0%
     Newell Rubbermaid, Inc. .............................       85,000           2,980,100
                                                                                -----------
INDUSTRIAL GOODS & SERVICES: 2.1%
     Masco Corp. .........................................      115,000           3,117,650
                                                                                -----------
INSURANCE: 7.4%
     Allstate Corp. ......................................       90,000           3,328,200
     American International Group, Inc. ..................       45,000           3,070,350
     Chubb Corp. .........................................       46,000           3,256,800
     Protective Life Corp. ...............................       45,000           1,489,500
                                                                                -----------
                                                                                 11,144,850
                                                                                -----------
MEDICAL SUPPLIES: 7.4%
     Biomet, Inc. ........................................       90,000           2,440,800
     Johnson & Johnson, Inc. .............................       88,000           4,598,880
     Medtronic, Inc. .....................................       94,000           4,027,900
     Zimmer Holdings, Inc.(b) ............................        2,000              71,320
                                                                                -----------
                                                                                 11,138,900
                                                                                -----------
MULTIMEDIA: 0.7%
     AOL Time Warner, Inc.(b) ............................       69,000           1,014,990
                                                                                -----------

NEWSPAPERS: 1.1%
     Gannett Co., Inc. ...................................       21,900           1,662,210
                                                                                -----------

OFFICE EQUIPMENT & SERVICES: 2.4%
     Pitney Bowes, Inc. ..................................       92,000           3,654,240
                                                                                -----------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 4.2%
     Anadarko Petroleum Corp. ............................       35,000           1,725,500
     ENSCO International, Inc. ...........................       50,000           1,363,000
     The Williams Cos., Inc. .............................      175,000           1,048,250
     Transocean Sedco Forex, Inc. ........................       73,000           2,273,950
                                                                                -----------
                                                                                  6,410,700
                                                                                -----------

OIL & GAS TRANSMISSION: 0.5%
     El Paso Corp. .......................................       36,200             746,082
                                                                                -----------

OIL - INTEGRATED: 2.4%
     BP Amoco PLC ADR ....................................       71,000           3,584,790
                                                                                -----------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                       SHARES          VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS, continued

OILFIELD SERVICES & EQUIPMENT: 0.3%
     Schlumberger Ltd. ..............................................  11,000   $    511,500
                                                                                ------------

PACKAGING/CONTAINERS: 1.8%
     Sonoco Products Co .............................................  98,000      2,775,360
                                                                                ------------

PHARMACEUTICALS: 7.5%
     Cardinal Health, Inc. ..........................................  70,000      4,298,700
     Merck & Co., Inc. ..............................................  48,000      2,430,720
     Pfizer, Inc .................................................... 135,000      4,725,000
                                                                                ------------
                                                                                  11,454,420
                                                                                ------------

RAILROADS: 1.2%
     Norfolk Southern Corp ..........................................  76,000      1,776,880
                                                                                ------------

RESTAURANTS: 0.3%
     Darden Restaurants, Inc ........................................  16,500        407,550
                                                                                ------------

RETAIL: 6.2%
     Dollar General Corp ............................................ 116,562      2,218,175
     Lowe's Cos., Inc ...............................................  72,000      3,268,800
     Target Corp. ................................................... 102,000      3,886,200
                                                                                ------------
                                                                                   9,373,175
                                                                                ------------

SOFTWARE & COMPUTER SERVICES: 3.6%
     Microsoft Corp. (b) ............................................  75,000      4,102,500
     Oracle Corp. (b) ............................................... 137,000      1,297,390
                                                                                ------------
                                                                                   5,399,890
                                                                                ------------

TECHNOLOGY: 0.4%
     Applied Materials, Inc. (b) ....................................  32,000        608,640
                                                                                ------------

TELECOMMUNICATIONS: 2.8%
     AT&T Wireless Services, Inc. (b) ...............................  78,342        458,301
     SBC Communications, Inc. .......................................  65,000      1,982,500
     Verizon Communications, Inc ....................................  46,000      1,846,900
                                                                                ------------
                                                                                   4,287,701
                                                                                ------------

TELECOMMUNICATIONS-SERVICES & EQUIPMENT: 0.8%
     Scientific-Atlanta, Inc. .......................................  40,000        658,000
     Tellabs, Inc. (b) ..............................................  78,000        483,600
                                                                                ------------
                                                                                   1,141,600
                                                                                ------------

TOTAL COMMON STOCKS .................................................            140,841,948
                                                                                ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                                     SHARES OR
                                                                                     PRINCIPAL
                                                                                     AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS+: 1.2%

COMMUNITY DEVELOPMENT: 1.2%
     MMA Community Development Investment, Inc., 2.24%, 12/31/02 (c) ...........    $   220,000    $     220,000
     MMA Community Development Investment, Inc., 3.37%, 12/31/02 (c) ...........      1,570,000        1,570,000
                                                                                                   -------------

TOTAL CORPORATE BONDS ..........................................................                       1,790,000
                                                                                                   -------------
U.S. GOVERNMENT AGENCIES * - DISCOUNT NOTES: 5.3%

     Freddie Mac 5.3%, 1.71%, 7/16/02 ..........................................      8,000,000        7,994,232
                                                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES ................................                       7,994,232
                                                                                                   -------------
TOTAL INVESTMENTS (COST $164,645,570)(a) -- 99.8% ..............................                     150,626,180
     Other assets in excess of liabilities -- 0.2% .............................                         304,718
                                                                                                   -------------
NET ASSETS -- 100.0% ......................................................                        $ 150,930,898
                                                                                                   =============

---------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation ...................   $  21,301,664
     Unrealized depreciation ...................     (35,321,054)
                                                   -------------
     Net unrealized depreciation ...............   $ (14,019,390)
                                                   =============

(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have bee deemed illiquid under guidelines established by the Board of Trustees.

*    Effective yield at purchase.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2002. Date presented reflects next rate change date.

ADR - American Depositary Receipt
PLC - Public Liability Co.

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of assets and liabilities
June 30, 2002
(Unaudited)

ASSETS:
Investments, at value (cost $ 162,855,570) ...................... $ 148,836,180
Investment in affiliates, at value (cost $ 1,790,000) ...........     1,790,000
                                                                  -------------
          Total Investments (cost $164,645,570) .................   150,626,180
                                                                  -------------

Cash ............................................................       343,432
Interest and dividends receivable ...............................       162,239
Prepaid expenses ................................................        34,625
                                                                  -------------
          Total Assets ..........................................   151,166,476
                                                                  -------------

LIABILITIES:
     Payable for capital shares redeemed ........................        16,035
     Investment advisory fees ...................................        25,165
     Distribution fees ..........................................        84,948
     Shareholder servicing fees .................................        11,658
     Other ......................................................        97,772
                                                                  -------------
          Total Liabilities .....................................       235,578
                                                                  -------------

NET ASSETS:
     Capital ....................................................   174,790,099
     Accumulated net investment loss ............................      (146,594)
     Accumulated net realized losses from investment transactions    (9,693,217)
     Unrealized depreciation from investments ...................   (14,019,390)
                                                                  -------------
          Net Assets ............................................ $ 150,930,898
                                                                  =============
Net Assets
Class A ......................................................... $  24,171,375
Class B .........................................................   126,759,523
                                                                  -------------
          Total ................................................. $ 150,930,898
                                                                  =============

Shares outstanding
    (unlimited number of shares authorized with $.01 par value)
     Class A ....................................................     1,976,158
     Class B ....................................................    10,585,690
                                                                  -------------
          Total .................................................    12,561,848
                                                                  =============

Net asset value
     Class A - Redemption Price Per Share ....................... $       12.23
                                                                  =============
     Class A - Maximum Sales Charge .............................          5.25%
                                                                  =============
     Class A - Maximum Offering Price Per Share
          (100%/(100%-Maximum Sales Charge) of
          net asset value adjusted to the nearest cent) ......... $       12.91
                                                                  =============

     Class B - offering price per share* ........................ $       11.98
                                                                  =============

----------------------
* Redemption price per share (Class B) varies by length of time shares are held.
See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of operations
For the six months ended June 30, 2002
(Unaudited)

INVESTMENT INCOME:
Interest .............................................................   $      66,950
Dividend .............................................................       1,100,670
Interest from affiliates .............................................          29,296
                                                                         -------------
     Total Investment Income .........................................       1,196,916
                                                                         -------------

EXPENSES:
Investment advisory fees .............................................         597,251
Administration fees ..................................................         121,065
Distribution fees-Class A ............................................          31,321
Distribution fees-Class B ............................................         511,357
Shareholder servicing fees-Class A ...................................          31,321
Shareholder servicing fees-Class B ...................................         170,452
Custodian fees .......................................................          12,812
Accounting fees ......................................................          28,307
Trustees' fees and expenses ..........................................          13,271
Transfer agent fees ..................................................         269,999
Other expenses .......................................................          97,790
                                                                         -------------
     Total expenses before reductions/reimbursements .................       1,884,946
   Expenses reimbursed by Investment Advisor .........................        (414,107)
   Expenses reduced by Distributor ...................................        (127,329)
                                                                         -------------
     Net Expenses ....................................................       1,343,510
                                                                         -------------

Net Investment Loss ..................................................        (146,594)
                                                                         -------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions .....................      (5,426,115)
Change in unrealized appreciation/depreciation from investments ......      (9,666,011)
                                                                         -------------
Net realized/unrealized losses on investments ........................     (15,092,126)
                                                                         -------------
Change in net assets resulting from operations .......................   $ (15,238,720)
                                                                         =============

See notes to financial statements.

MMA Praxis Core Stock Fund
Statements of changes in net assets


                                                                         Six months       Year Ended
                                                                         Ended            December 31,
                                                                         June 30, 2002    2001
------------------------------------------------------------------------------------------------------
From Investment Activities:                                              (Unaudited)
Net investment loss .................................................   $    (146,594)  $    (395,045)
Net realized losses from investments ................................      (5,426,115)     (3,091,558)
Change in unrealized appreciation/depreciation from investments .....      (9,666,011)    (11,687,489)
                                                                        -------------   -------------
Change in net assets resulting from operations ......................     (15,238,720)    (15,174,092)
                                                                        -------------   -------------

Change in net assets from capital transactions ......................       1,602,202              --
                                                                        -------------   -------------

Change in net assets ................................................     (13,636,518)    (12,065,535)

Net Assets:
   Beginning of period ..............................................     164,567,416     176,632,951
                                                                        -------------   -------------
   End of period ....................................................   $ 150,930,898   $ 164,567,416
                                                                        =============   =============

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                         Class A Shares
                                                  -------------------------------------------------------------
                                                  Six Months      Year Ended     Year Ended     Period Ended
                                                  Ended           December 31,   December 31,   December 31,
                                                  June 30, 2002   2001           2000           1999 (a)
---------------------------------------------------------------------------------------------------------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period ...........  $     13.44     $    14.59     $    15.02     $    17.39
                                                  -----------     ----------     ----------     ----------
Investment Activities:
   Net investment income .......................         0.02           0.03           0.03           0.01
   Net realized and unrealized losses
   from investments ............................        (1.23)         (1.18)         (0.08)         (0.24)
                                                  -----------     ----------     ----------     ----------
   Total from Investment Activities ............        (1.21)         (1.15)         (0.05)         (0.23)
                                                  -----------     ----------     ----------     ----------

Distributions:
   Net realized gains ..........................           --             --          (0.38)         (2.14)
                                                  -----------     ----------     ----------     ----------
   Total Distributions .........................           --             --          (0.38)         (2.14)
                                                  -----------     ----------     ----------     ----------
Net Asset Value, End of Period .................  $     12.23     $    13.44     $    14.59     $    15.02
                                                  ===========     ==========     ==========     ==========
Total Return (excludes sales charge) ...........        (9.00%)(b)     (7.88%)        (0.43%)        (0.91%)(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ...........  $    24,171     $   24,780     $   17,783     $   10,318
   Ratio of expenses to average net assets .....         1.20% (c)      1.20%          1.20%          1.20% (c)
   Ratio of net investment income to
   average net assets ..........................         0.28% (c)      0.25%          0.21%          0.20% (c)
   Ratio of expenses to average net assets* ....         1.91% (c)      1.86%          1.82%          1.82% (c)
   Portfolio turnover (d) ......................         5.61%         17.58%         22.77%         77.18%

----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                  ------------------------------------------------------------------------
                                                  Six Months      Year Ended     Year Ended     Year Ended     Year Ended
                                                  Ended           December 31,   December 31,   December 31,   December 31,
                                                  June 30, 2002   2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------------------------
                                                  (Unaudited)
Net Asset Value, Beginning of
   Period ......................................  $     13.19     $    14.42     $    14.94     $    15.29     $     15.72
                                                  -----------     ----------     ----------     ----------     -----------

Investment Activities:
   Net investment income (loss) ................        (0.02)         (0.04)         (0.05)         (0.06)             --
   Net realized and unrealized
   gains (losses) from
   investments .................................        (1.19)         (1.19)         (0.09)          1.85            0.84
                                                  -----------     ----------     ----------     ----------     -----------
Total from Investment Activities ...............        (1.21)         (1.23)         (0.14)          1.79            0.84
                                                  -----------     ----------     ----------     ----------     -----------

Distributions:
   Net realized gains ..........................           --             --          (0.38)         (2.14)          (1.27)
                                                  -----------     ----------     ----------     ----------     -----------
Total Distributions ............................           --             --          (0.38)         (2.14)          (1.27)
                                                  -----------     ----------     ----------     ----------     -----------

Net Asset Value, End of Period .................  $     11.98     $    13.19     $    14.42     $    14.94     $     15.29
                                                  ===========     ==========     ==========     ==========     ===========

Total Return (excludes
   redemption charge) ..........................        (9.17)(a)      (8.53%)        (1.04%)        12.16%           5.96%

Ratios/Supplemental Data:
   Net Assets at End
      of Period (000) ..........................  $   126,760     $  139,788     $  158,850     $  158,286     $   136,976
Ratio of expenses to
   average net assets ..........................         1.75%(b)       1.75%          1.75%          1.75%           1.69%
Ratio of net investment income
   to average net assets .......................        (0.27%)(b)     (0.31%)        (0.33%)        (0.41%)         (0.02%)
Ratio of expenses to average
   net assets* .................................         2.41%(b)       2.36%          2.31%          2.35%           2.53%
Portfolio turnover (c) .........................         5.61%         17.58%         22.77%         77.18%          91.32%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio managers' letter

Value stocks sold off in tandem with the U.S. equity markets in general during the first half of the year. While value stocks held their value a bit better than growth issues, both styles suffered as accounting scandals and weak profit reports filled the headlines.

The Praxis Value Index Fund (-12.75% total return Class A Shares at NAV*) trailed the S&P Barra Value Index/1/(-9.45% return) during the first half of the year primarily due to the performance of individual stocks, but also due to the fund's higher sensitivity to market movements. Fund holdings that contributed to the underperformance include AOL Time Warner (2.0%), Citigroup (6.1%), WorldCom (0.02%), American International Group (5.5%), and SBC Communications, Inc. (3.2%)./3/

Recall that our commitment to stewardship investing and our use of a slightly different universe can lead to performance that differs from the benchmark over the short run. For the first half of the year, the majority of the fund's underperformance was due to the stewardship investing screens we applied to our universe of stocks. That is, companies not in the fund because they did not match up with our stewardship investing guidelines caused the fund to lag its benchmark. Not owning the likes of Boeing, General Motors, and Viacom, among others, was the major culprit for poor relative performance this period.

While stewardship investing considerations were the cause of underperformance so far this year, we expect such screens to be neutral to positive for performance over the longer term.


John Nussbaum, CFA
MMA Value Index Fund Co-Manager

Chad Horning, CFA
MMA Value Index Fund Co-Manager

-----------
Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/ The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-to-book ratios.

/2/  Past performance is not indicative of future results.

/3/  Portfolio holdings are subject to change.

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 6/30/02


                                    [GRAPH]

                                Inception          1             Since
                                   Date          Year          Inception
                                   ----          ----          ---------

Class A                          5/1/01         -20.95%         -19.90%

Class A*                         5/1/01         -25.10%         -23.50%

Class B                          5/1/01         -21.40%         -20.32%

Class B**                        5/1/01         -24.53%         -23.05%



Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 5/1/01 to 6/30/02

          Class A*
          Class B**
          Standard & Poor's Barra Value Index/1/

                                   [CHART]

                                               Standard & Poor's
                                                 Barra Value
                       Class A*     Class B**      Index/1/
                       --------     ---------   --------------
          5/01         $9,431        $9,552       $10,000
          6/01          9,260         9,376         9,777
          7/01          9,127         9,232         9,608
          8/01          8,530         8,617         9,053
          9/01          7,932         8,012         8,193
         10/01          7,790         7,877         8,193
         11/01          8,255         8,338         8,713
         12/01          8,368         8,448         8,845
          1/02          8,187         8,265         8,603
          2/02          7,977         8,043         8,526
          3/02          8,339         8,409         8,962
          4/02          7,892         7,947         8,513
          5/02          7,920         7,976         8,547
          6/02          7,320         7,370         8,008


This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*   Reflects maximum front-end sales charge of 5.25%.

**  Reflects applicable contingent deferred sales charge of 4.00%.

/1/ The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the Standard & Poor's 500 Stock Index into two categories, including growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2002
(Unaudited)
                                                          SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 99.4%

AIRLINES: 0.5%
     AMR Corp. (b) .....................................    678       $   11,431
     Delta Air Lines, Inc. .............................    541           10,820
     Southwest Airlines Co. ............................  3,824           61,796
                                                                      ----------
                                                                          84,047
                                                                      ----------

APPAREL MANUFACTURERS: 0.1%
     Liz Claiborne, Inc. ...............................    521           16,568
                                                                      ----------

AUTOMOTIVE: 1.2%
     Delphi Automotive Systems Corp. ...................  2,799           36,947
     Ford Motor Co. .................................... 10,057          160,911
     PACCAR, Inc. ......................................    468           20,775
                                                                      ----------
                                                                         218,633
                                                                      ----------

BANKS: 15.6%
     AmSouth Bancorp ...................................  1,821           40,754
     Bank of America Corp. .............................  8,835          621,630
     Bank One Corp. ....................................  6,591          253,622
     BB&T Corp. ........................................  2,533           97,774
     Charter One Financial, Inc. .......................  1,113           38,265
     Comerica, Inc. ....................................    882           54,155
     First Tennessee National Corp. ....................    523           20,031
     FleetBoston Financial Corp. .......................  5,796          187,501
     Golden West Financial Corp. .......................    781           53,717
     Huntington Bancshares, Inc. .......................  1,037           20,139
     KeyCorp ...........................................  2,098           57,275
     National City Corp. ...............................  3,337          110,955
     Regions Financial Corp. ...........................  1,136           39,930
     SouthTrust Corp. ..................................  1,698           44,352
     SunTrust Banks, Inc. ..............................  1,603          108,555
     U.S. Bancorp ...................................... 10,779          251,690
     Union Planters Corp. ..............................  1,078           34,895
     Wachovia Corp. ....................................  7,642          291,772
     Wells Fargo Co. ...................................  9,520          476,570
     Zions Bancorp .....................................    403           20,996
                                                                      ----------
                                                                       2,824,578
                                                                      ----------

BEVERAGES: 0.5%
     Coca-Cola Enterprises, Inc. .......................  2,222           49,062
     Pepsi Bottling Group, Inc. ........................  1,584           48,787
                                                                      ----------
                                                                          97,849
                                                                      ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                             SHARES     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS, continued

BROADCAST SERVICES & PROGRAMMING: 1.3%
     Clear Channel Communications, Inc. (b) ..............    3,319  $  106,274
     Comcast Corp., Class A (b) ..........................    5,192     123,778
                                                                     ----------
                                                                        230,052
                                                                     ----------

BROKERAGE SERVICES: 4.2%
     A.G. Edwards, Inc ...................................      345      13,410
     Bear Stearns Cos., Inc. .............................      428      26,194
     Goldman Sachs Group, Inc ............................    2,574     188,803
     Lehman Brothers Holdings, Inc .......................    1,356      84,777
     Merrill Lynch & Co ..................................    4,600     186,300
     Morgan Stanley Dean Witter & Co .....................    6,222     268,044
                                                                     ----------
                                                                        767,528
                                                                     ----------

BUSINESS TO BUSINESS & E-COMMERCE: 0.1%
     TMP Worldwide, Inc. (b) .............................      485      10,428
                                                                     ----------

CHEMICALS - GENERAL: 1.0%
     Air Products & Chemicals, Inc .......................    1,126      56,830
     Engelhard Corp ......................................      576      16,312
     PPG Industries, Inc .................................      834      51,625
     Praxair, Inc. .......................................      797      45,405
     Sigma-Aldrich Corp ..................................      363      18,204
                                                                     ----------
                                                                        188,376
                                                                     ----------

COMPUTERS & PERIPHERALS: 1.7%
     Apple Computer, Inc. (b) ............................    1,738      30,797
     Ceridian Corp. (b) ..................................      725      13,761
     Gateway, Inc. (b) ...................................      783       3,477
     Hewlett-Packard Co ..................................   16,765     256,168
     NCR Corp. (b) .......................................      411      14,221
                                                                     ----------
                                                                        318,424
                                                                     ----------

CONSUMER PRODUCTS: 0.3%
     Black & Decker Corp. .................................     395      19,039
     Stanley Works ........................................     374      15,338
     V.F. Corp ............................................     477      18,703
                                                                     ----------
                                                                         53,080
                                                                     ----------

CONTAINERS - PAPER & PLASTIC: 0.2%
     Bemis Co., Inc .......................................     232      11,020
     Pactiv Corp. (b) .....................................     699      16,636
                                                                     ----------
                                                                         27,656
                                                                     ----------

COSMETICS & TOILETRIES: 0.1%
     Alberto-Culver Co., Class B ..........................     249      11,902
                                                                     ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                           SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS, continued

DISTRIBUTION: 0.3%
    Genuine Parts Co. ...................................     910     $   31,731
    W.W. Grainger, Inc ..................................     387         19,389
                                                                      ----------
                                                                          51,120
                                                                      ----------

ELECTRIC SERVICES: 1.3%
    AES Corp. (b) .......................................   2,339         12,677
    Allegheny Energy, Inc ...............................     508         13,081
    Cinergy Corp ........................................     870         31,311
    Consolidated Edison, Inc ............................   1,051         43,879
    Mirant Corp. (b) ....................................   2,028         14,804
    NiSource, Inc .......................................     842         18,381
    Reliant Energy, Inc .................................   1,477         24,961
    TXU Corp. ...........................................   1,372         70,728
                                                                      ----------
                                                                         229,822
                                                                      ----------

ELECTRONIC & ELECTRICAL - GENERAL: 3.4%
    Advanced Micro Devices, Inc. (b) ....................   1,402         13,627
    Agere Sysems, Inc., Class A .........................     182            255
    Agere Systems, Inc., Class B ........................   4,474          6,711
    American Power Conversion Corp. (b) .................     969         12,238
    Avnet, Inc. .........................................     517         11,369
    Broadcom Corp. (b) ..................................   1,209         21,206
    Conexant Systems, Inc. (b) ..........................   1,118          1,811
    Emerson Electric Co .................................   2,312        123,715
    Jabil Circuit, Inc. (b) .............................     790         16,677
    LSI Logic Corp. (b) .................................   1,493         13,064
    Micron Technology, Inc. (b) .........................   2,969         60,033
    Molex, Inc ..........................................     441         14,787
    Molex, Inc., Class A ................................     480         13,166
    National Semiconductor Corp. (b) ....................     707         20,623
    Novellus Systems, Inc. (b) ..........................     734         24,956
    Sanmina-SCI Corp. (b) ...............................   2,285         14,418
    Skyworks Solutions, Inc .............................     392          2,178
    Solectron Corp. (b) .................................   3,504         21,550
    Texas Instruments, Inc ..............................   9,409        222,994
                                                                      ----------
                                                                         615,378
                                                                      ----------

FINANCIAL SERVICES: 14.7%
    Ambac Financial Group, Inc ..........................     586         39,379
    American Express Co .................................   7,492        272,109
    Citigroup, Inc. .....................................  28,891      1,119,526
    Countrywide Credit Industries, Inc. .................     693         33,437
    Franklin Resources, Inc .............................   1,292         55,091
    Freddie Mac .........................................   3,814        233,417
    J.P. Morgan Chase & Co ..............................  10,957        371,661

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                      SHARES      VALUE
-------------------------------------------------------------------------

COMMON STOCKS, continued

FINANCIAL SERVICES, continued
     MBIA, Inc. ...................................      777    $  43,924
     MBNA Corp. ...................................    4,783      158,174
     MGIC Investment Corp. ........................      536       36,341
     PNC Financial Services Group. ................    1,438       75,179
     T. Rowe Price Group, Inc. ....................      524       17,229
     Washington Mutual, Inc. ......................    5,349      198,501
                                                                ---------
                                                                2,653,968
                                                                ---------

FOOD DISTRIBUTORS & WHOLESALERS: 0.4%
     Albertsons, Inc. .............................    2,127       64,788
     SUPERVALU, Inc. ..............................      585       14,350
                                                                ---------
                                                                   79,138
                                                                ---------

FOOD PRODUCTS: 0.7%
     Kraft Foods, Inc. ............................    3,050      124,898
                                                                ---------

FURNITURE & HOME FURNISHINGS: 0.1%
     Leggett & Platt, Inc. ........................      800       18,720
                                                                ---------

HEALTH CARE SERVICES: 1.6%
     Aetna, Inc. ..................................      795       38,136
     HEALTHSOUTH Corp. (b) ........................    1,589       20,323
     McKesson HBOC, Inc. ..........................    1,417       46,336
     Tenet Healthcare Corp. (b) ...................    1,764      126,214
     Wellpoint Health Networks, Inc. (b) ..........      722       56,179
                                                                ---------
                                                                  287,188
                                                                ---------

HOME DECORATION PRODUCTS: 0.4%
     Newell Rubbermaid, Inc. ......................    1,332       46,700
     Sherwin-Williams Co. .........................      657       19,664
                                                                ---------
                                                                   66,364
                                                                ---------

HOTELS & MOTELS: 0.4%
     Marriott International, Inc., Class A ........    1,194       45,431
     Starwood Hotels & Resorts Worldwide, Inc. ....    1,012       33,285
                                                                ---------
                                                                   78,716
                                                                ---------

INDUSTRIAL GOODS & SERVICES: 0.3%
     Masco Corp. ..................................    2,273       61,621
                                                                ---------

INSTRUMENTS - SCIENTIFIC: 0.0%
     PerkinElmer, Inc. ............................      540        5,967
                                                                ---------

INSURANCE: 10.8%
     AFLAC, Inc. ..................................    2,932       93,824
     Allstate Corp. ...............................    4,004      148,068

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                             SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCKS, continued

INSURANCE, continued
    American International Group, Inc. ...................   14,671  $ 1,001,003
    Aon Corp. ............................................    1,334       39,326
    Chubb Corp. ..........................................      841       59,543
    CIGNA Corp. ..........................................      817       79,592
    Cincinnati Financial Corp. ...........................      845       39,318
    Hartford Financial Services Group, Inc. ..............    1,377       81,890
    Jefferson-Pilot Corp. ................................      752       35,344
    Lincoln National Corp. ...............................      939       39,438
    MetLife, Inc. ........................................    3,928      113,126
    Progressive Corp. ....................................    1,089       62,999
    SAFECO Corp. .........................................      528       16,310
    St. Paul Companies, Inc. .............................    1,027       39,971
    Torchmark Corp. ......................................      511       19,520
    UnumProvident Corp. ..................................    1,267       32,245
    XL Capital Ltd. ......................................      749       63,440
                                                                     -----------
                                                                       1,964,957
                                                                     -----------

MACHINERY: 0.5%
    Deere & Co. ..........................................    1,163       55,707
    Ingersoll-Rand Ltd. ..................................      839       38,309
                                                                     -----------
                                                                          94,016
                                                                     -----------

MANUFACTURING: 1.1%
    Cooper Industries Ltd., Class A ......................      382       15,013
    Dover Corp. ..........................................    1,003       35,105
    Illinois Tool Works, Inc. ............................    1,651      112,763
    SPX Corp. (b) ........................................      177       20,798
    Whirlpool Corp. ......................................      272       17,778
                                                                     -----------
                                                                         201,457
                                                                     -----------

MEDICAL - HOSPITALS: 0.1%
    Health Management Associates, Inc., Class A (b) ......    1,076       21,681
                                                                     -----------

MEDICAL SUPPLIES: 0.3%
    Becton, Dickinson & Co. ..............................    1,281       44,130
    Hillenbrand Industry, Inc. ...........................      272       15,273
                                                                     -----------
                                                                          59,403
                                                                     -----------

METALS: 0.4%
    Alcan, Inc. ..........................................    1,590       59,657
    Nucor Corp. ..........................................      333       21,658
                                                                     -----------
                                                                          81,315
                                                                     -----------

MINING: 0.1%
    Placer Dome, Inc. ....................................    1,353       15,167
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                     SHARES          VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS, continued

MULTIMEDIA: 2.0%
     AOL Time Warner, Inc. (b) .................................     24,584     $   361,631
                                                                                -----------
NEWSPAPERS: 1.2%
     Gannett Co., Inc. .........................................      1,455         110,435
     Knight-Ridder, Inc. .......................................        417          26,250
     Tribune Co. ...............................................      1,476          64,206
     Washington Post Co., Class B ..............................         39          21,255
                                                                                -----------
                                                                                    222,146
                                                                                -----------
OFFICE EQUIPMENT & SERVICES: 0.1%
     Xerox Corp. ...............................................      3,567          24,862
                                                                                -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 2.1%
     Anadarko Petroleum Corp. ..................................      1,232          60,738
     Apache Corp. ..............................................        702          40,351
     Burlington Resources, Inc. ................................      1,051          39,938
     Devon Energy Corp. ........................................        770          37,946
     Diamond Offshore Drilling .................................        559          15,932
     ENSCO International, Inc. .................................        667          18,182
     EOG Resources, Inc. .......................................        486          19,294
     GlobalSantaFe Corp. .......................................      1,287          35,199
     Nabors Industries Ltd. ....................................        616          21,652
     Noble Corp. ...............................................        734          28,332
     The Williams Cos., Inc. ...................................      2,701          16,179
     Transocean Sedco Forex, Inc. ..............................      1,579          49,186
                                                                                -----------
                                                                                    382,929
                                                                                -----------
OIL & GAS TRANSMISSION: 0.5%
     El Paso Corp. .............................................      2,765          56,987
     KeySpan Corp. .............................................        560          21,084
     Sempra Energy .............................................        840          18,589
                                                                                -----------
                                                                                     96,660
                                                                                -----------
OIL - INTEGRATED: 6.5%
     BP Amoco PLC ADR ..........................................     21,149       1,067,813
     Conoco, Inc. ..............................................      3,535          98,273
     Sunoco, Inc. ..............................................        389          13,860
                                                                                -----------
                                                                                  1,179,946
                                                                                -----------
OILFIELD SERVICES & EQUIPMENT: 1.1%
     Baker Hughes, Inc. ........................................      1,664          55,395
     Schlumberger Ltd. .........................................      3,236         150,474
                                                                                -----------
                                                                                    205,869
                                                                                -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                          SHARES           VALUE
----------------------------------------------------------------------------------
COMMON STOCKS, continued

PAPER PRODUCTS: 1.3%
     International Paper Co. .........................     2,648        $  115,399
     MeadWestvaco Corp. ..............................     1,101            36,950
     Temple-Inland, Inc. .............................       217            12,556
     Weyerhaeuser Co. ................................     1,223            78,089
                                                                        ----------
                                                                           242,994
                                                                        ----------
PHARMACEUTICALS: 0.1%
     Mylan Laboratories, Inc. ........................       509            15,957
     Watson Pharmaceutical, Inc.(b) ..................       432            10,917
                                                                        ----------
                                                                            26,874
                                                                        ----------
PIPELINES: 0.1%
     Kinder Morgan, Inc. .............................       633            24,067
                                                                        ----------
PRINTING - COMMERCIAL: 0.1%
     R.R. Donnelley & Sons Co. .......................       749            20,635
                                                                        ----------
RAILROADS: 0.4%
     CSX Corp ........................................     1,056            37,013
     Norfolk Southern Corp. ..........................     1,910            44,656
                                                                        ----------
                                                                            81,669
                                                                        ----------
RAW MATERIALS: 0.1%
     Vulcan Materials Co. ............................       412            18,046
                                                                        ----------

REAL ESTATE INVESTMENT TRUST: 0.7%
     Avalonbay Communities, Inc. .....................       299            13,963
     Duke Realty Investments, Inc. ...................       580            16,791
     Equity Office Properties Trust ..................     2,053            61,796
     Equity Residential Properties Trust .............     1,188            34,155
                                                                        ----------
                                                                           126,705
                                                                        ----------
RESIDENTIAL BUILDING CONSTRUCTION: 0.1%
     Centex Corp .....................................       346            19,995
                                                                        ----------
RESTAURANTS: 1.3%
     Darden Restaurants, Inc. ........................       754            18,624
     McDonald's Corp. ................................     7,139           203,104
     Wendy's International, Inc. .....................       518            20,632
                                                                        ----------
                                                                           242,360
                                                                        ----------
RETAIL: 4.7%
     Circuit City Stores-Circuit City Group ..........       914            17,138
     Costco Wholesale Corp.(b) .......................     2,513            97,052
     CVS Corp. .......................................     1,936            59,242

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                      SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCKS, continued

RETAIL, continued
   Federated Department Stores, Inc. (b) .........        963     $       38,231
   J.C. Penney Co., Inc ..........................      1,072             23,605
   Limited, Inc ..................................      2,647             56,381
   May Department Stores Co ......................      1,482             48,802
   Nordstrom, Inc ................................        590             13,364
   Office Depot, Inc. (b) ........................      1,607             26,998
   Safeway, Inc. (b) .............................      2,720             79,397
   Sears, Roebuck & Co ...........................      1,792             97,306
   Staples, Inc. (b) .............................      2,287             45,054
   Target Corp. ..................................      4,892            186,384
   The Gap, Inc. .................................      4,272             60,662
   Toys "R" Us, Inc. (b) .........................        805             14,063
                                                                  --------------
                                                                         863,679
                                                                  --------------

SOFTWARE & COMPUTER SERVICES: 0.9%
   BMC Software, Inc. (b) ........................      1,006             16,700
   Computer Associates International, Inc. .......      2,853             45,334
   Compuware Corp. (b) ...........................      1,567              9,512
   Intuit, Inc. (b) ..............................      1,051             52,255
   Symantec Corp. (b) ............................        634             20,827
   Symbol Technologies, Inc ......................      1,002              8,517
   Unisys Corp. (b) ..............................      1,400             12,600
                                                                  --------------
                                                                         165,745
                                                                  --------------

TELECOMMUNICATIONS: 11.0%
   ALLTEL Corp ...................................      1,557             73,179
   AT&T Corp. ....................................     21,112            225,898
   AT&T Wireless Services, Inc. (b) ..............     14,646             85,679
   BellSouth Corp ................................     10,547            332,231
   CenturyTel, Inc. ..............................        575             16,963
   CIENA Corp. (b) ...............................      1,435              6,013
   SBC Communications, Inc. ......................     18,824            574,132
   Sprint Corp. ..................................      4,395             46,631
   Telephone & Data Systems, Inc .................        239             14,471
   Verizon Communications, Inc ...................     15,243            612,005
   WorldCom, Inc. (b) ............................     14,611              3,361
                                                                  --------------
                                                                       1,990,563
                                                                  --------------

TELECOMMUNICATIONS-SERVICES & EQUIPMENT: 0.8%
   ADC Telecommunications, Inc. (b) ..............      3,359              7,692
   Comverse Technology, Inc. (b) .................        814              7,538
   Corning, Inc ..................................      4,685             16,632
   JDS Uniphase Corp. (b) ........................      6,119             16,338
   Lucent Technologies, Inc ......................     16,914             28,076

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                        SHARES OR
                                                                        PRINCIPAL
                                                                        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS, continued

TELECOMMUNICATIONS-SERVICES & EQUIPMENT, continued
     Nortel Networks Corp. .........................................      15,857    $     22,993
     Qwest Communications International, Inc. ......................       8,248          23,094
     Scientific-Atlanta, Inc. ......................................         686          11,285
     Tellabs, Inc. (b) .............................................       1,799          11,154
                                                                                    ------------
                                                                                         144,802
                                                                                    ------------

TRANSPORTATION SERVICES: 0.5%
     FedEx Corp. (b) ...............................................       1,675          89,445
                                                                                    ------------

WATER: 0.1%
     American Water Works Co., Inc .................................         422          18,235
                                                                                    ------------

TOTAL COMMON STOCKS ................................................                  18,109,874
                                                                                    ------------

CORPORATE BONDS+: 0.6%

COMMUNITY DEVELOPMENT: 0.6%
     MMA Community Development Investment, Inc., 3.37%,
     12/31/02 (c) ..................................................   $ 110,000         110,000
                                                                                    ------------

TOTAL CORPORATE BONDS ..............................................                     110,000
                                                                                    ------------

TOTAL INVESTMENTS (COST $22,067,331) (a)-- 100.0% ..................                  18,219,874
     Liabilities in excess of other assets-- 0.0% ..................                      (8,212)
                                                                                    ------------
NET ASSETS-- 100.0% ...........................................                     $ 18,211,662
                                                                                    ============

---------------

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation .................................... $    838,780
     Unrealized depreciation ....................................   (4,686,237)
                                                                  ------------
     Net unrealized depreciation ................................ $ (3,847,457)
                                                                  ============
(b)  Represents non-income producing securities.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

+ Variable rate security. Rates presented are the rates in effect at June 30, 2002. Date presented reflects next rate change date.

ADR - American Depository Receipt
PLC - Public Liability Co.

See notes to financial statements.

MMA Praxis Value Index Fund
Statement of assets and liabilities
June 30, 2002
(Unaudited)

ASSETS:
Investments, at value (cost $21,957,331) ..............................   $ 18,109,874
Investment in affiliates, at value (cost $110,000) ....................        110,000
                                                                          ------------
          Total Investments, (cost $22,067,331) .......................     18,219,874
                                                                          ------------
Cash ..................................................................         18,012
Interest and dividends receivable .....................................         21,835
Receivable from investment advisor ....................................         11,367
Prepaid expenses ......................................................         14,737
                                                                          ------------
          Total Assets ................................................     18,285,825
                                                                          ------------

LIABILITIES:
Distributions payable to shareholders .................................         61,841
Accrued expenses and other payables:
Investment advisory fees ..............................................          4,613
Distribution fees .....................................................          2,288
Shareholder servicing fees ............................................            308
Other .................................................................          5,113
                                                                          ------------
          Total Liabilities ...........................................         74,163
                                                                          ------------

NET ASSETS:
Capital ...............................................................     22,222,571
Accumulated net investment loss .......................................         (1,537)
Accumulated net realized losses from investment transactions ..........       (161,915)
Unrealized depreciation from investments ..............................     (3,847,457)
                                                                          ------------
          Net Assets ..................................................   $ 18,211,662
                                                                          ============

Net Assets
    Class A ...........................................................   $ 14,906,642
    Class B ...........................................................      3,305,020
                                                                          ------------
          Total .......................................................   $ 18,211,662
                                                                          ============

Shares outstanding
  (unlimited number of shares authorized with $.01 par value)
    Class A ...........................................................      1,945,717
    Class B ...........................................................        432,055
                                                                          ------------
          Total .......................................................      2,377,772
                                                                          ============

Net asset value
    Class A - Redemption Price Per Share ..............................   $       7.66
                                                                          ============
    Class A - Maximum Sales Charge ....................................           5.25%
                                                                          ============
    Class A - Maximum Offering Price Per Share
          (100%/(100%-Maximum Sales Charge) of
          net asset value adjusted to the nearest cent) ...............   $       8.09
                                                                          ============

    Class B - offering price per share* ...............................   $       7.65
                                                                          ============

----------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis Value Index Fund
Statement of operations
For the six months ended June 30, 2002
(Unaudited)

INVESTMENT INCOME:
Dividend .............................................................   $    155,737
Foreign tax withholding ..............................................            (36)
Interest from affiliates .............................................          1,878
                                                                         ------------
     Total Investment Income .........................................        157,567
                                                                         ------------

EXPENSES:
Investment advisory fees .............................................         27,841
Administration fees ..................................................         24,795
Distribution fees-Class A ............................................         19,274
Distribution fees-Class B ............................................         11,780
Shareholder servicing fees-Class A ...................................         19,274
Shareholder servicing fees-Class B ...................................          3,927
Custodian fees .......................................................          4,745
Accounting fees ......................................................         23,265
Trustees' fees and expenses ..........................................          1,456
Transfer agent fees ..................................................         28,799
Other expenses .......................................................         26,741
                                                                         ------------
     Total expenses before reductions/reimbursements .................        191,897
   Expenses reimbursed by Investment Advisor .........................        (42,588)
   Expenses reduced by Administrator .................................        (13,389)
   Expenses reduced by Distributor ...................................        (39,120)
                                                                         ------------
     Net Expenses ....................................................         96,800
                                                                         ------------

Net Investment Income ................................................         60,767
                                                                         ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions .....................            (41)
Change in unrealized appreciation/depreciation from investments ......     (2,600,879)
                                                                         ------------
Net realized/unrealized losses on investments ........................     (2,600,920)
                                                                         ------------
Change in net assets resulting from operations .......................   $ (2,540,153)
                                                                         ============

See notes to financial statements.

MMA Praxis Value Index Fund
Statements of changes in net assets


                                                                            Six Months      Period Ended
                                                                            Ended           December 31,
                                                                            June 30, 2002   2001 (a)
--------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
From Investment Activities:

   Net investment income ...............................................   $     60,767    $     46,597
   Net realized losses from investment transactions ....................            (41)       (151,996)
   Change in unrealized appreciation/depreciation from investments .....     (2,600,879)     (1,246,578)
                                                                           ------------    ------------
Change in net assets resulting from operations .........................     (2,540,153)     (1,351,977)
                                                                           ------------    ------------

Distributions to Class A Shareholders:
   From net investment income ..........................................        (57,470)        (48,600)
   In excess of net investment income ..................................             --          (8,383)

Distributions to Class B Shareholders:
   From net investment income ..........................................         (4,371)         (2,726)
   From net realized gains .............................................             --          (1,493)
                                                                           ------------    ------------
Change in net assets from distributions to shareholders ................        (61,841)        (61,202)
                                                                           ------------    ------------

Change in net assets from capital transactions .........................      4,084,393      18,142,442
                                                                           ------------    ------------

Change in net assets ...................................................      1,482,399      16,729,263

Net Assets:
   Beginning of period .................................................     16,729,263              --
                                                                           ------------    ------------
   End of period .......................................................   $ 18,211,662    $ 16,729,263
                                                                           ============    ============


----------
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                  Class A Shares
                                                          -------------------------------
                                                           Six Months       Period Ended
                                                           Ended            December 31,
                                                           June 30, 2002    2001 (a)
------------------------------------------------------------------------------------------
                                                           (Unaudited)
Net Asset Value, Beginning of Period ....................   $  8.79           $ 10.00
                                                            -------           -------
Investment Activities:
  Net investment income .................................      0.03              0.03
  Net realized and unrealized losses from
   investments ..........................................     (1.13)            (1.20)
                                                            -------           -------
  Total from Investment Activities ......................     (1.10)            (1.17)
                                                            -------           -------

Distributions:
  Net investment income .................................     (0.03)            (0.03)
  Net realized gains ....................................        --             (0.01)
                                                            -------           -------
  Total Distributions ...................................     (0.03)            (0.04)
                                                            -------           -------
Net Asset Value, End of Period ..........................   $  7.66           $  8.79
                                                            =======           =======
Total Return (excludes sales charge) ....................    (12.52%)(b)       (11.72%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000) .....................   $14,907           $14,136
  Ratio of expenses to average net assets ...............      0.95% (c)         0.95% (c)
  Ratio of net investment income to average net assets ..      0.75% (c)         0.61% (c)
  Ratio of expenses to average net assets* ..............      1.98% (c)         2.44% (c)
  Portfolio turnover (d) ................................      0.87%            17.86%

------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                  Class B Shares
                                                          -------------------------------
                                                           Six Months       Period Ended
                                                           Ended            December 31,
                                                           June 30, 2002    2001 (a)
-----------------------------------------------------------------------------------------
                                                           (Unaudited)
Net Asset Value, Beginning of Period ..................     $   8.78        $  10.00
                                                            --------        --------
Investment Activities:
   Net investment income ..............................         0.01              --
   Net realized and unrealized losses from
    investments .......................................        (1.13)          (1.20)
                                                            --------        --------
   Total from Investment Activities ...................        (1.12)          (1.20)
                                                            --------        --------

Distributions:
   Net investment income ..............................        (0.01)          (0.01)
   Net realized gains .................................           --           (0.01)
                                                            --------        --------
   Total Distributions ................................        (0.01)          (0.02)
                                                            --------        --------
Net Asset Value, End of Period ........................     $   7.65        $   8.78
                                                            ========        ========
Total Return (excludes redemption charge) .............       (12.75%)(b)     (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) .....................     $  3,305        $  2,593
Ratio of expenses to average net assets ...............         1.50% (c)       1.50% (c)
Ratio of net investment income to average net assets ..         0.20% (c)       0.04% (c)
Ratio of expenses to average net assets* ..............         2.49% (c)       2.58% (c)
Portfolio turnover (d) ................................         0.87%          17.86%

--------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.
                                                                              53

MMA Praxis International Fund/1/
Semi-annual report to shareholders
Portfolio manager's letter


Overview

The environment for equity investing turned grisly--again--in the first half of 2002. Concerns about the strength of the global economic recovery are bad enough, but those are to be expected in the early stages of an upturn. More pernicious were widespread fears about the integrity of corporate earnings reports, particularly when the U.S. International stock markets buckled under the combined weight of these two burdens, and international markets fell by nearly 10 percent in local currency terms during the first six months of the year. Lack of faith in the integrity of U.S. management pronouncements also undermined the U.S. dollar; the Euro and the Yen each surged roughly 10 percent against the U.S. dollar, significantly improving international stock returns to U.S. investors. The net impact of these conflicting currents was an EAFE Index/2/ return of -1.62 percent (through the six month period ending 6/30/02) in U.S. dollars. We had begun to see markets return to fundamentals in late 2001 and early 2002, and the fund outperformed its benchmark during that period. As markets lost their nerve in the second quarter, however, the MMA Praxis International Fund underperformed its benchmark and ended the quarter with a return of -4.82 percent Class A Shares (NAV*).

Performance attribution/3/

A review of sector performance for the first half of the year illustrates the degree to which investors retreated into their protective shells. Telecommunications (-28.7 percent in U.S. dollars) nosed out Information Technology (-22.6 percent) for the distinction of the worst performing sector, while far at the other end of the spectrum, traditional safety sectors such as Consumer Staples (9.7 percent) and Utilities (3.3 percent) performed significantly better. The portfolio's underperformance was driven by two key factors that accounted for the entire shortfall for the period. First, overweight in the technology sector detracted value despite the fact that technology holdings did better than the sector as a whole; the sector's large underperfor-mance, illustrated above, was too much for stock selection to overcome. The Taiwanese foundry companies, Taiwan Semiconductor Manufacturing Co., Ltd. (1.0% of the portfolio as of 6/30/02) and United Microelectronics Corp. (1.2% of the portfolio as of 6/30/02), were the primary culprits in your tech holdings this quarter. We continue to see positive order trends--actual customer orders, not just inquiries--at these companies and expect the market to respond to the improving earnings picture in this sector as greater volumes lead to better capacity utilization, firmer pricing and stronger cash flow. The second quarter's climate of fear was not conducive to this response, but we are comfortable with our fundamental understanding and retain these positions./3/

The second contributor to underperformance was stock selection in Japan. Japan was by far the best performer among major markets during the quarter, but was led primarily by domestically oriented stocks, including banks. While the portfolio is very near market-weighted in Japan, we are focused on globally competitive exporters. We are skeptical that the Japanese domestic scene, and its financial system in particular, merit this vote of confidence. We are therefore comfortable that our concentration in companies that have been exposed to competitive forces and begun to restructure themselves will pay off as it has in the past, despite the experience of the second quarter.

Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

Our recent purchases illustrate some of the investment themes that we are currently focusing on in this difficult environment. East Japan Railway Co. (1.1% of the portfolio as of 6/30/02), for example, operates passenger railways in Japan. The business outlook for the company is certainly adequate; demographics in its service area around Tokyo are favorable and new lines may be able to take share from competing airline routes. The key to the investment case, however, lies in the scope for management to cut costs. The government has recently sold its final stake in the company, and its stultifying hold on management is now gone. East Japan Railway Co. is substantially overstaffed, and we expect powerful earnings gains in coming years. The ability for companies to drive earnings reliably without a huge economic surge should be a comfort to investors. In addition to cost-cutting opportunities, Cadbury Schweppes (0.2% of the portfolio as of 6/30/02) reflects our desire to find companies who can improve earnings by gaining market share. We believe the company's Snapple unit, which sells bottled juices, has an opportunity for significant earnings improvement that the market does not currently appreciate. Cadbury Schweppes acquired Snapple just over a year ago and can push the product through its extensive proprietary distribution network rather than through expensive third-party distributors. The cost savings from using its own distribution are part of the story, but better distribution also means an opportunity to grab market share. Market-share gainers take a larger share of the pie even if the pie does not grow rapidly, and can boost earnings even as other companies struggle. Even after the price declines of recent years and the beginning of an economic recovery, investors value this kind of predictability./3/


Outlook

So, markets have lost their nerve again, at least temporarily. The hope of economic recovery that was evident early in the year has given way to fear and mistrust. Indeed, technical indicators such as put-call ratios and sentiment surveys confirm an unusual gloom across markets. This relapse into bear market psychology is understandable to a degree; after all, we are not far removed from the market carnage of 2000-2001, and well publicized accounting problems at companies from WorldCom to Xerox to Qwest undermine confidence in the integrity of the market. It seems to us, however, that markets have diverged meaningfully from underlying fundamentals, even as evidence of a solid economic recovery begins to mount. We are comfortable that the recovery has legs--global inventories, taken to historic lows during the 2001 slowdown, have barely begun to rebuild. That means that the recovery thus far has been due to final demand, a very encouraging sign. It is comforting as well to know that we have another leg to the recovery when companies finally do rebuild inventories. We are focused on finding companies with legitimate, unanticipated earnings prospects in that recovery. In the long run, we believe these fundamentals matter most to investors.


Martina Oechsle Vasconcelles
Oechsle International Advisors, LLC
MMA Praxis Mutual Funds Subadvisor

Kathleen Harris
Oechsle International Advisors, LLC
MMA Praxis Mutual Funds Subadvisor


---------
Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

/1/  International investing involves increased risk and volatility.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far-East Index (MSCI EAFE) is an index of more than 900 companies from the indicated regions. The MSCI EAFE index reflects the prices of common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes. An investor cannot invest in an index, although they may invest in the underlying securities.

/3/  Portfolio holdings are subject to change

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/02

          Class A
          Class B

                                   [GRAPHIC]


                 Inception                                              Since
                    Date       1 Year      3 Year       5 Year        Inception
                    ----       ------      ------       ------        ---------

Class A           5/12/99      -12.70%      -8.72%       -1.44%         1.29%
Class A*          5/12/99      -17.31%     -10.34%       -2.51%         0.26%
Class B           4/1/97       -13.16%      -9.23%       -1.77%         0.96%
Class B**         4/1/97       -16.61%      -9.74%       -1.94%         0.96%


Past performance is not guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Growth of $10,000 investment 4/1/97 to 6/30/02

           Class A*
           Class B**
           MSCI EAFE Index/1/
           MSCI ACWI Free Index/2/

                                     [CHART]

                                                MSCI EAFE      MSCI ACWI
                     Class A*      Class B**     Index/1/    Free Index/2/
                     --------      ---------    ---------    -------------

          4/97         9,583         9,710        10,000        10,000
          6/97        10,901        11,101        11,298        11,497
         12/97        10,085        10,240        10,340        11,385
          6/98        12,497        12,784        11,987        13,067
         12/98        12,504        12,791        12,407        13,886
          6/99        13,328        13,761        12,900        15,250
         12/99        17,811        18,432        15,753        17,610
          6/00        16,587        17,202        15,113        17,137
         12/00        14,208        14,667        13,521        15,156
          6/01        11,611        12,010        11,546        13,650
         12/01        10,596        10,922        10,622        12,744
          6/02        10,136        10,516        10,612        11,709



This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/02, and represents the reinvestment of dividends and capital gains in the fund.

Past performance is no guarantee of future results. Investment returns and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

**   Reflects applicable contingent deferred sales charge of 4.00%.

     International investing involves increased risk and volatility.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

/1/ The Morgan Stanley Capital International Europe, Australasia and Far-East Index (MSCI EAFE) is an unmanaged index generally representative of international stocks in these regions.

/2/ The MSCI ACWI (All Country World Index) Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

     The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2002
(Unaudited)

                                                       SHARES      VALUE
--------------------------------------------------------------------------
COMMON STOCKS: 95.7%

FINLAND: 2.0%

PAPER PRODUCTS: 2.0%
     Stora Enso ...................................... 134,098  $1,879,255
                                                                ----------

FRANCE: 10.0%

AUTOMOTIVE PARTS: 2.0%
     Valeo S.A .......................................  45,647   1,897,909
                                                                ----------
BUILDING & CONSTRUCTION PRODUCT - MISC.: 2.0%
     Compagnie de Saint-Gobain .......................  43,472   1,951,302
                                                                ----------

ELECTRONIC & ELECTRICAL - GENERAL: 1.8%
     Schneider Electric S.A ..........................  31,623   1,700,521
                                                                ----------
MEDIA: 1.1%
     Vivendi Universal S.A. ..........................  47,805   1,033,003
                                                                ----------
PHARMACEUTICALS: 3.1%
     Sanofi-Synthelabo S.A. ..........................  49,858   3,033,170
                                                                ----------
                                                                 9,615,905
                                                                ----------

GERMANY: 5.8%

AUTOMOTIVE: 1.8%
     Volkswagen AG ...................................  35,792   1,739,130
                                                                ----------

INSURANCE: 4.0%
     Allianz AG ......................................  11,660   2,335,327
     Muenchener ......................................   6,300   1,490,140
     Rueckversicherungs-Gesellschaft AG ..............           3,825,467
                                                                ----------
                                                                 5,564,597
                                                                ----------

HONG KONG: 2.9%

REAL ESTATE: 2.0%
     Hutchison Whampoa Ltd ........................... 111,000     828,942
     Sun Hung Kai Properties Ltd ..................... 143,000   1,086,250
                                                                ----------
                                                                 1,915,192
                                                                ----------

TELECOMMUNICATIONS: 0.9%
     China Mobile Ltd ................................ 299,500     886,981
                                                                ----------
                                                                 2,802,173
                                                                ----------

ITALY: 8.1%

BANKS: 1.6%
     IntesaBci SpA ................................... 499,152   1,523,254
                                                                ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS, continued

OIL - INTEGRATED COMPANIES: 4.2%
     ENI SpA .........................................  255,605       $4,064,212
                                                                      ----------
RADIO & TELEVISION: 2.3%
     Mediaset SpA ....................................  284,094        2,199,678
                                                                      ----------
                                                                       7,787,144
                                                                      ----------

JAPAN: 22.8%

AUTOMOTIVE: 3.8%
     Nissan Motor Co., Ltd ...........................  524,000       $3,628,568
                                                                      ----------

CHEMICALS - DIVERSIFIED: 2.1%
     Shin-Etsu Chemical Co., Ltd. ....................   47,000        2,019,439
                                                                      ----------

ELECTRONIC & ELECTRICAL - GENERAL: 9.4%
     CANON, Inc. .....................................   80,000        3,023,527
     Fanuc Ltd. ......................................    7,000          351,577
     Matsushita Electric Industrial Co., Ltd .........  128,000        1,746,037
     Murata Manufacturing Co., Ltd ...................   27,410        1,760,863
     Rohm Co., Ltd ...................................   14,030        2,094,082
                                                                      ----------
                                                                       8,976,086
                                                                      ----------

FINANCIAL SERVICES: 2.9%
     Nomura Holdings, Inc ............................   91,000        1,336,226
     ORIX Corp .......................................   17,900        1,444,126
                                                                      ----------
                                                                       2,780,352
                                                                      ----------

FOOD DIVERSIFIED: 1.0%
     Ito-Yokado Co., Ltd. ............................   20,000        1,001,168
                                                                      ----------

RAILROADS: 1.1%
     East Japan Railway Co. ..........................      222        1,039,062
                                                                      ----------

SEMICONDUCTORS: 2.5%
     Tokyo Electron Ltd. .............................   37,500        2,443,476
                                                                      ----------
                                                                      21,888,151
                                                                      ----------

KOREA: 0.6%

BANKS: 0.5%
     Kookmin Bank ADR ................................    9,844          483,832
                                                                      ----------

STEEL - PRODUCERS: 0.1%
     POSCO ADR .......................................    2,032           55,413
                                                                      ----------
                                                                         539,245
                                                                      ----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                         SHARES       VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS, continued

LUXEMBOURG: 0.5%

STEEL - PRODUCERS: 0.5%
     Arcelor .........................................................   36,924    $   524,018
                                                                                   -----------

NETHERLANDS: 11.6%

APPAREL: 1.6%
     Gucci Group N.V. ADR ............................................   16,392      1,550,847
                                                                                   -----------

ELECTRONIC & ELECTRICAL - GENERAL: 2.3%
     Koninklijke (Royal) Philips Electronics N.V .....................   78,497      2,191,593
                                                                                   -----------

FOOD DIVERSIFIED: 2.0%
     Unilever N.V. CVA ...............................................   30,081      1,969,640
                                                                                   -----------

PUBLISHING: 4.8%
     Verenigde Nederlandse ...........................................  110,546      3,072,191
     Uitgeversbedrijven Vererigd Bezit Wolters Kluwer CVA ............   77,688      1,474,648
                                                                                   -----------
                                                                                     4,546,839
                                                                                   -----------

TELECOMMUNICATIONS: 0.9%
     Koninklijke KPN N.V. (b) ........................................  183,490        858,958
                                                                                   -----------
                                                                                    11,117,877
                                                                                   -----------

SINGAPORE: 1.0%

BANKS: 1.0%
     United Overseas Bank Ltd. .......................................  137,000        984,775
                                                                                   -----------

SOUTH KOREA: 4.9%

ELECTRONIC & ELECTRICAL - GENERAL: 3.2%
     Samsung Electronics Co., Ltd ....................................   10,120      2,767,648
     Samsung Electronics Co., Ltd. GDR (c) ...........................    1,924        263,099
                                                                                   -----------
                                                                                     3,030,747
                                                                                   -----------

STEEL - PRODUCERS: 0.5%
     Pohang Iron & Steel Co., Ltd. ...................................    4,580        508,254
                                                                                   -----------

WIRELESS TELECOMMUNICATIONS: 1.2%
     SK Telecom Co., Ltd. ADR ........................................   46,995      1,165,006
                                                                                   -----------
                                                                                     4,704,007
                                                                                   -----------

SPAIN: 1.1%

UTILITIES - TELECOMMUNICATIONS: 1.1%
     Telefonica S.A ..................................................  126,265      1,059,944
                                                                                   -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                                       SHARES        VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS, continued

SWITZERLAND: 5.6%

FINANCIAL SERVICES: 2.0%
     Credit Suisse Group (b) .....................................     59,785     $ 1,898,032
                                                                                  -----------

PHARMACEUTICALS: 3.6%
     Novartis AG .................................................     56,712       2,493,987
     Roche Holding AG ............................................     13,702       1,035,729
                                                                                  -----------
                                                                                    3,529,716
                                                                                  -----------
                                                                                    5,427,748
                                                                                  -----------
TAIWAN: 2.2%

SEMICONDUCTORS: 2.2%
     Taiwan Semiconductor Manufacturing Co., Ltd. ADR ............     74,744         971,671
     United Microelectronics Corp. ADR ...........................    150,894       1,109,071
                                                                                  -----------
                                                                                    2,080,742
                                                                                  -----------
TURKEY: 0.1%

TELECOMMUNICATIONS: 0.1%
     Turkcell Lletisim Hizmetleri AS ADR .........................      9,305         109,427
                                                                                  -----------
UNITED KINGDOM: 16.5%

AIRPORTS DEVELOPMENT: 2.0%
     BAA PLC .....................................................    210,590       1,922,804
                                                                                  -----------
BANKS: 3.5%
     HSBC Holdings PLC ...........................................    148,971       1,713,292
     Royal Bank of Scotland Group PLC ............................     57,904       1,641,693
                                                                                  -----------
                                                                                    3,354,985
                                                                                  -----------
PHARMACEUTICALS: 3.4%
     AstraZeneca Group PLC .......................................     54,432       2,253,484
     GlaxoSmithKline PLC .........................................     47,410       1,024,747
                                                                                  -----------
                                                                                    3,278,231
                                                                                  -----------
PUBLISHING: 4.1%
     Reed International PLC ......................................    411,570       3,911,566
                                                                                  -----------
RETAIL: 1.4%
     Marks & Spencer PLC .........................................    236,484       1,343,661
                                                                                  -----------
TELECOMMUNICATIONS - SERVICES & EQUIPMENT: 1.1%
     BT Group PLC ................................................    280,524       1,077,559
                                                                                  -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

                                                               SHARES OR
                                                               PRINCIPAL
                                                               AMOUNT         VALUE
--------------------------------------------------------------------------------------
COMMON  STOCKS, continued

WIRELESS TELECOMMUNICATIONS: 1.0%
     Vodafone Group PLC ...................................    687,640    $    943,353
                                                                          ------------
                                                                            15,832,159
                                                                          ------------

TOTAL COMMON STOCKS .......................................                 91,917,167
                                                                          ------------
CORPORATE BONDS+: 1.0%

     MMA Community Development Investment, Inc.,
         2.24%, 12/31/02 (d) .............................. $  120,000         120,000
     MMA Community Development Investment, Inc.,
         3.37%, 12/31/02 (d) ..............................    880,000         880,000
                                                                          ------------

TOTAL CORPORATE BONDS .....................................                  1,000,000
                                                                          ------------
U.S. GOVERNMENT AGENCIES: 3.7%

     Federal Home Loan Bank 3.7%, 1.87%, 7/1/02* ..........  3,600,000       3,599,813
                                                                          ------------

TOTAL U.S. GOVERNMENT AGENCIES ............................                  3,599,813
                                                                          ------------

TOTAL INVESTMENTS (COST $ 103,286,884) (a) -- 100.4% ......                 96,516,980
     Liabilities in excess of other assets -- (0.4)% ......                   (393,642)
                                                                          ------------

NET ASSETS-- 100.0% .......................................               $ 96,123,338
                                                                          ------------

------------

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:
     Unrealized appreciation ..........................  $   6,128,962
     Unrealized depreciation .........................     (12,898,866)
                                                         -------------
     Net unrealized depreciation .....................   $  (6,769,904)
                                                         =============

(b)  Represents non-income producing securities.
(c) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.
(d) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*    Effective yield at purchase
+ Variable rate security. Rates presented are the rates in effect at June 30, 2002. Date presented reflects next rate change date.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)



ADR  - American Depository Receipt
AG   - Aktiengesellschaft (German Stock Co.)
N.V. - Naankize Venncotschap (Dutch Corp.)
PLC  - Public Limited Company
S.A. - Societe Anonyme (French Corp.)
SpA  - Societa per Azioni (Italian Corp.)
GDR  - Global Depository Receipt

See notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2002
(Unaudited)

FORWARD CURRENCY CONTRACTS

At June 30, 2002, the Fund held the following open foreign currency exchange con- tracts:




                                                                  Unrealized
                   Delivery   Contract    Contract      Market     Appreciation/
Currency             Date      Amount       Value       Value     (Depreciation)
--------------------------------------------------------------------------------

SHORT CONTRACTS
U.S. Dollar         7/1/02    (141,541)   $(141,541)  $(141,541)             --
U.S. Dollar         7/2/02     (86,086)     (86,086)    (86,086)             --
                            ----------    ---------   ---------   -------------
TOTAL SHORT CONTRACTS         (227,627)   $(227,627)  $(227,627)             --
                            ==========    =========   =========   =============


LONG CONTRACTS
Japanese Yen        7/1/02  16,867,456    $ 141,541   $ 140,726   $        (815)
Japanese Yen        7/2/02  10,313,042       86,086      86,043             (43)
                            ----------    ---------   ---------   -------------
TOTAL LONG CONTRACTS        27,180,498    $ 227,627   $ 226,769   $        (858)
                            ==========    =========   =========   =============

See notes to financial statements.

MMA Praxis International Fund
Statement of assets and liabilities
June 30, 2002
(Unaudited)

ASSETS:
Investments, at value (cost $102,286,884) ...................... $   95,516,980
Investment in affiliates, at value (cost $1,000,000) ...........      1,000,000
                                                                 --------------
      Total Investments, (cost $103,286,884) ...................     96,516,980
                                                                 --------------
Cash ...........................................................          8,249
Foreign currency, at value (cost $241,292) .....................        244,438
Interest and dividends receivable ..............................         96,994
Tax reclaim receivable .........................................         52,805
Deferred organizational costs ..................................            213
Prepaid expenses ...............................................         24,209
                                                                 --------------
      Total Assets .............................................     96,943,888
                                                                 --------------

LIABILITIES:
Distributions payable to shareholders ..........................        456,072
Unrealized depreciation on foreign currency contracts ..........            858
Payable for investments purchased ..............................        226,769
Payable for capital shares redeemed ............................          1,511
   Investment advisory fees ....................................         29,749
   Distribution fees ...........................................         28,482
   Shareholder servicing fees ..................................          4,813
   Other .......................................................         72,296
                                                                 --------------
      Total Liabilities ........................................        820,550
                                                                 --------------

NET ASSETS:
Capital ........................................................    133,882,235
Accumulated net investment loss ................................       (196,493)
Accumulated net realized losses from investments and
   foreign currency transactions ...............................    (30,802,562)
Unrealized depreciation from investments and translation
   of assets and liabilities in foreign currencies .............     (6,759,842)
                                                                 --------------
      Net Assets ............................................... $   96,123,338
                                                                 ==============

Net Assets
   Class A ..................................................... $   74,665,654
   Class B .....................................................     21,457,684
                                                                 --------------
      Total .................................................... $   96,123,338
                                                                 ==============

Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .....................................................      8,455,890
   Class B .....................................................      2,441,860
                                                                 --------------
      Total ....................................................     10,897,750
                                                                 ==============

Net asset value
   Class A - Redemption Price Per Share ........................ $         8.83
                                                                 ==============
   Class A - Maximum Sales Charge ..............................           5.25%
                                                                 ==============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent) ............ $         9.32
                                                                 ==============

   Class B - offering price per share* ......................... $         8.79
                                                                 ==============

-------------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA Praxis International Fund
Statement of operations
For the six months ended June 30, 2002
(Unaudited)

INVESTMENT INCOME:
Interest ..........................................................................    $     17,664
Dividend ..........................................................................       1,026,228
Foreign tax withholding ...........................................................        (124,417)
Interest from affiliates ..........................................................          16,385
                                                                                       ------------
     Total Investment Income ......................................................         935,860
                                                                                       ------------

EXPENSES:
Investment advisory fees ..........................................................         433,101
Administration fees ...............................................................          72,184
Distribution fees-Class A .........................................................          92,765
Distribution fees-Class B .........................................................          82,621
Shareholder servicing fees-Class A ................................................          92,765
Shareholder servicing fees-Class B ................................................          27,540
Custodian fees ....................................................................          62,291
Accounting fees ...................................................................          32,438
Organization costs ................................................................             803
Trustees' fees and expenses .......................................................          11,739
Transfer agent fees ...............................................................         126,423
Other expenses ....................................................................          87,190
                                                                                       ------------
     Total expenses before reductions/reimbursements ..............................       1,121,860
   Expenses reimbursed by Investment Advisor ......................................        (268,581)
   Expenses reduced by Distributor ................................................         (90,737)
                                                                                       ------------
     Net Expenses .................................................................         762,542
                                                                                       ------------

Net Investment Income .............................................................         173,318
                                                                                       ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment and foreign currency transactions .............      (9,442,481)
Change in unrealized appreciation/depreciation from investments and translation
   of assets and liabilities in foreign currencies ................................       4,947,131
                                                                                       ------------
Net realized/unrealized losses on investments .....................................      (4,495,350)
                                                                                       ------------
Change in net assets resulting from operations ....................................    $ (4,322,032)
                                                                                       ============

See notes to financial statements.

MMA Praxis International Fund
Statements of changes in net assets

                                                                     Six Months        Year Ended
                                                                     Ended             December 31,
                                                                     June 30, 2002     2001
---------------------------------------------------------------------------------------------------
From Investment Activities:                                          (Unaudited)
Net investment income (loss) ....................................   $    173,318      $    (33,412)
Net realized losses from investment transactions ................     (9,442,481)      (20,293,496)
Change in unrealized appreciation/depreciation from
  investments and translation of assets and liabilities in
  foreign currencies ............................................      4,947,131        (8,801,575)
                                                                    ------------      ------------
Change in net assets resulting from operations ..................     (4,322,032)      (29,128,483)
                                                                    ------------      ------------

Distributions to Class A Shareholders:
    From net investment income ..................................       (400,850)         (494,689)

Distributions to Class B Shareholders:
    From net investment income ..................................        (55,223)          (92,046)
                                                                    ------------      ------------
Change in net assets from distributions to shareholders .........       (456,073)         (586,735)
                                                                    ------------      ------------

Change in net assets from capital transactions ..................      7,493,927        62,015,619
                                                                    ------------      ------------

Change in net assets ............................................      2,715,822        32,300,401

Net Assets:
    Beginning of period .........................................     93,407,516        61,107,115
                                                                    ------------      ------------
    End of period ...............................................   $ 96,123,338      $ 93,407,516
                                                                    ============      ============

See notes to financial statements.

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                                        Class A Shares
                                                                 ---------------------------------------------------------
                                                                 Six Months     Year Ended    Year Ended      Period Ended
                                                                 Ended          December 31,  December 31,    December 31,
                                                                 June 30, 2002  2001          2000            1999 (a)
--------------------------------------------------------------------------------------------------------------------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period ..........................     $  9.28      $ 12.53       $ 18.19          $ 13.76
                                                                    -------      -------       -------          -------
Investment Activities:
   Net investment income (loss) ...............................        0.02         0.04          0.42            (0.01)
   Net realized and unrealized gains (losses) from
   investments ................................................       (0.42)       (3.23)        (4.04)            4.81
                                                                    -------      -------       -------          -------
   Total from Investment Activities ...........................       (0.40)       (3.19)        (3.62)            4.80
                                                                    -------      -------       -------          -------

Distributions:
   Net investment income ......................................       (0.05)       (0.06)        (0.32)           (0.10)
   Net realized gains .........................................          --           --         (1.68)           (0.27)
   Return of capital ..........................................          --           --         (0.04)              --
                                                                    -------      -------       -------          -------
   Total Distributions ........................................       (0.05)       (0.06)        (2.04)           (0.37)
                                                                    -------      -------       -------          -------
Net Asset Value, End of Period ................................     $  8.83      $  9.28       $ 12.53          $ 18.19
                                                                    =======      =======       =======          =======
Total Return (excludes sales charge) ..........................       (4.34%)(b)   25.42%       (20.23%)          35.09%(b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........................     $74,666      $71,043       $30,790          $24,215
   Ratio of expenses to average net assets ....................        1.46%(c)     1.45%         1.45%            1.45%(c)
   Ratio of net investment income to average net assets .......        0.49%(c)     0.11%         1.99%            0.02%(c)
   Ratio of expenses to average net assets* ...................        2.22%(c)     2.16%         2.25%            2.28%(c)
   Portfolio turnover (d) .....................................       41.13%       61.33%        48.31%           57.73%

_______________

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                      Class B Shares
                                         -------------------------------------------------------------------------
                                         Six Months         Year Ended     Year Ended   Year Ended     Year Ended
                                         Ended              December 31,   December 31, December 31,   December 31,
                                         June 30, 2002      2001           2000         1999           1998
------------------------------------------------------------------------------------------------------------------
                                          (Unaudited)
Net Asset Value, Beginning of
   Period .............................   $  9.23            $ 12.51        $ 18.21       $ 13.05       $ 10.62
                                          -------            -------        -------       -------       -------

Investment Activities:
   Net investment income (loss) .......     (0.01)             (0.04)          0.31         (0.08)        (0.02)
   Net realized and unrealized
     gains (losses) on investments ....     (0.41)             (3.20)         (4.01)         5.54          2.56
                                          -------            -------        -------       -------       -------
Total from Investment Activities ......     (0.42)             (3.24)         (3.70)         5,46          2.54
                                          -------            -------        -------       -------       -------

Distributions:
   Net investment income ..............     (0.02)             (0.04)         (0.28)        (0.03)        (0.10)
   Net realized gains .................        --                 --          (1.68)        (0.27)        (0.01)
   Return of capital ..................        --                 --          (0.04)           --            --
                                          -------            -------        -------       -------       -------

Total Distributions ...................     (0.02)             (0.04)         (2.00)        (0.30)        (0.11)
                                          -------            -------        -------       -------       -------

Net Asset Value, End of Period ........   $  8.79            $  9.23        $ 12.51       $ 18.21       $ 13.05
                                          =======            =======        =======       =======       =======

Total Return (excludes redemption
   charge) ............................     (4.52%)(a)        (25.92%)       (20.64%)       42.00%        23.98%

Ratios/Supplemental Data:
Net Assets at end of period (000) .....   $21,458            $22,364        $30,317       $34,509       $31,163
Ratio of expenses to average net
   assets .............................      2.01% (b)          2.00%          2.00%         2.00%         1.99%
Ratio of net investment income to
   average net assets .................     (0.08%)(b)         (0.44%)         1.73%        (0.28%)       (0.32%)
Ratio of expenses to average net
   assets* ............................      2.72% (b)          2.65%          2.74%         2.82%         3.19%
Portfolio turnover (c) ................     41.13%             61.33%         48.31%        57.73%        47.19%

---------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2002
(Unaudited)

1. Organization:

The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Core Stock Fund, the International Fund, and the Value Index Fund (individually a "Fund", collectively "the Funds").

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International and Value Index Funds denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2002
(Unaudited)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

The investments in restricted securities are valued by the Board of Trustees, or procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by and affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investment, Inc. ("MMA- CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through such offerings of CDI-Notes would then be invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2002
(Unaudited)

decline than investment-grade securities. However, these investment have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Organization Costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the International Fund. In the event that any of the initial shares of the International Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the International Fund being redeemed bears to the number of initial shares of the International Fund that are outstanding at time of redemption. Organization costs incurred in connection with Funds other than the International Fund are expensed as incurred.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2002
(Unaudited)

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 2002, custodian fees and expenses paid by third parties were $4,022, $4,105 and $4,483 for the Intermediate Income Fund, Core Stock Fund and the Value Index Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six month period ended June 30, 2002, were as follows:

                                                     Purchases          Sales
                                                     ---------          -----
Intermediate Income Fund ......................     $25,652,298      $21,949,234
Core Stock Fund ...............................       8,516,545        8,685,786
Value Index Fund ..............................       4,292,070          158,241
International Fund ............................      45,179,996       37,595,954

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund. The Advisor has entered into an expense limitation agreement until April 30, 2002, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Funds to exceed 1.20% and 1.75% for the Core Stock Fund, .85% and 1.20% for the Intermediate Income Fund, 1.45% and 2.00% for the International Fund and .95% and 1.50% for the Value Index Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees of 0.15% that are computed daily at an annual rate of each Fund's average daily net assets, subject to an annual minimum.

Under the Distribution (12b-1) plan BISYS serves as the Funds' distributor ("Distributor"). Each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2002
(Unaudited)

For the six month period ended June 30, 2002, the distributor received approximately $407,632 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $27,186 went to affiliated dealers.

Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

BISYS Ohio serves the Funds' as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

5. Capital Share Transactions:
Transactions in shares of the Funds are summarized below:

                                                      Intermediate Income Fund                  Core Stock Fund
                                                      ----------------------------------------------------------------------
                                                      Six Months                           Six Months
                                                      Ended             Year Ended         Ended             Year Ended
                                                      June 30,          December 31,       June 30,          December 31,
                                                      2002              2001               2002              2001
----------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued .................      $   5,266,315     $    9,802,999     $    6,650,532    $  13,831,653
   Dividends reinvested ........................            314,569            456,153                 --              186
   Cost of shares redeemed .....................         (2,929,394)        (3,813,403)        (4,950,417)      (5,312,744)
                                                      -------------     -------------      --------------    -------------
   Class A Share Transactions ..................      $   2,651,490     $    6,445,749     $    1,700,115    $   8,519,095
                                                      -------------     --------------     --------------    -------------
Class B Shares:
   Proceeds from shares issued .................      $   2,454,996     $    5,715,029     $    5,027,990    $  13,706,116
   Dividends reinvested ........................            806,447          1,680,328                 --               38
   Cost of shares redeemed .....................         (1,747,469)        (4,023,581)        (5,125,903)     (19,116,692)
                                                      -------------     --------------     --------------    -------------
   Class B Share Transactions ..................      $   1,513,974     $    3,371,776     $      (97,913)   $  (5,410,538)
                                                      -------------     --------------     --------------    -------------
Net increase (decrease)
   from capital transactions ...................      $   4,165,464     $    9,817,525     $    1,602,202    $   3,108,557
                                                      =============     ==============     ==============    =============
Share Transactions:
Class A Shares:
   Issued ......................................            543,215            997,038            501,884        1,021,376
   Reinvested ..................................             32,627             46,583                 --               12
   Redeemed ....................................           (302,532)          (387,569)          (369,807)        (396,116)
                                                      -------------     --------------     --------------    -------------
     Change in Class A Shares ..................            273,310            656,052            132,077          625,272
                                                      -------------     --------------     --------------    -------------

Class B Shares:
   Issued ......................................            253,791            584,429            385,720        1,007,219
   Reinvested ..................................             83,658            171,931                 --                3
   Redeemed ....................................           (181,610)          (411,269)          (397,191)      (1,425,192)
                                                      -------------     --------------     --------------    -------------
     Change in Class B Shares ..................            155,839            345,091            (11,471)        (417,970)
                                                      -------------     --------------     --------------    -------------
Net increase (decrease)
   from share transactions .....................            429,149          1,001,143            120,606          207,302
                                                      =============     ==============     ==============    =============

                                                         Value Index Fund                   International Fund
                                                      ----------------------------------------------------------------------
                                                      Six Months                           Six Months
                                                      Ended             Period Ended       Ended             Year Ended
                                                      June 30,          December 31,       June 30,          December 31,
                                                      2002              2001(a)            2002               2001
----------------------------------------------------------------------------------------------------------------------------
Capital Transactions:
Class A Shares:
   Proceeds from shares issued .................      $   3,661,666     $   15,458,963     $   11,318,950    $   72,465,294
   Dividends reinvested ........................             32,688             15,172            458,384            (1,231)
   Cost of shares redeemed .....................           (772,210)           (37,923)        (4,466,105)      (10,562,203)
                                                      -------------     --------------     --------------    --------------
   Class A Share Transactions ..................      $   2,922,144     $   15,436,212     $    7,311,229    $   61,901,860
                                                      -------------     --------------     --------------    --------------
Class B Shares:
   Proceeds from shares issued .................      $   1,233,140     $    2,781,080     $    1,192,886    $    3,506,762
   Dividends reinvested ........................              2,187              1,803             88,012               765
   Cost of shares redeemed .....................            (73,078)           (76,653)        (1,098,200)       (3,393,768)
                                                      -------------     --------------     --------------    --------------
   Class B Share Transactions ..................      $   1,162,249     $    2,706,230     $      182,698    $      113,759
                                                      -------------     --------------     --------------    --------------
Net increase (decrease)
   from capital transactions ...................      $   4,084,393     $   18,142,442     $    7,493,927    $   62,015,619
                                                      =============     ==============     ==============    ==============
Share Transactions:
Class A Shares:
   Issued ......................................            427,123          1,610,497          1,245,478         6,261,032
   Reinvested ..................................              3,719              1,654             49,395              (107)
   Redeemed ....................................            (92,896)            (4,380)          (496,717)       (1,059,963)
                                                      -------------     --------------     --------------    --------------
     Change in Class A Shares ..................            337,946          1,607,771            798,156         5,200,962
                                                      -------------     --------------     --------------    --------------
Class B Shares:
   Issued ......................................            145,420            303,808            131,409           330,839
   Reinvested ..................................                249                205              9,535                63
   Redeemed ....................................             (8,980)            (8,647)          (121,339)         (331,596)
                                                      -------------     --------------     --------------    --------------
     Change in Class B Shares ..................            136,689            295,366             19,605              (694)
                                                      -------------     --------------     --------------    --------------
Net increase (decrease)
   from share transactions .....................            474,635          1,903,137            817,761         5,200,268
                                                      =============     ==============     ==============    ==============

(a) For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

Management of Trustees (unaudited)

                                                    Term of Office                                         Number of Portfolios
                                    Position Held   and Length of         Principal Occupation During       overseen within the
Name and Address            Age     with the Trust  time served           the Past Five Years                      Fund Complex
-------------------------------------------------------------------------------------------------------------------------------
Howard L. Brenneman          61     Chairman and    Since                 President and CEO, Mennonite Mutual Aid             4
PO Box 483                          Trustee         12/2/93               December 1991 - present
Goshen, IN 46527                                    (8 years, 7 months)

Karen Klassen Harder, Ph.D.  45     Trustee          Since                Professor, Bluffton College                         4
Bethel College                                       12/2/93              September 2001 - present; Professor
North Newton, KS 67117                               (8 years, 7 months)  Bethel College, January 1990 - Sept. 2001

Richard Reimer, Ph.D.        70     Trustee          Since                Retired. Professor of Economics,                    4
The College of Wooster                               12/2/93              The College of Wooster
Wooster, OH 44691                                    (8 years, 7 months)  January 1990 - present

Donald E. Showalter, Esq.    61     Trustee          Since                Attorney, the law firm of Wharton, Aldhizer         4
100 South Mason Street                               12/2/93              & Weaver
Harrisonburg, VA 22801                               (8 years, 7 months)  June 1965 - present

Allen Yoder, Jr.             74     Trustee          Since                President, Jayco, Inc.                              4
PO Box 460                                           12/2/93              September 1993 - retirement
Middlebury, IN 46540                                 (8 years, 7 months)

Bruce Harder                 61     Trustee          Since                Executive Director for Finance and Admin., Tri-Met  4
4012 SE 17th Ave                                     2/11/00              1986 - present
Portland, OR 97202                                   (2 years, 4 months)

R. Clair Sauder              59     Trustee          Since                Partner, Encore Enterprises, LLC                    4
630 Millcross Road                                   6/30/02              May 2001 - present
Lancaster, PA 17601

John L. Liechty              47     President        Since                Executive Management, Mennonite Mutual Aid          4
PO Box 483                                           8/19/97              1986 - present
Goshen, IN 46527                                     (4 years, 10 months)

Steve Pierce                 35     Treasurer        Since                Vice President, BISYS Fund Services                 4
3435 Stelzer Rd                                      11/18/99             2001 - present; Director, BISYS Fund Services
Columbus, OH 43219                                   (2 years, 7 months)  1996 - 2001

Marlo J. Kauffman            45     Vice President   Since                Financial Services Operation Manager,               4
PO Box 483                                           12/2/93              Mennonite Mutual Aid
Goshen, IN 46527                                     (8 years, 7 months)  January 1981 - present

Walter B. Grimm              55     Vice President   Since                BISYS Fund Services                                 4
3435 Stelzer Rd                                      12/2/93              June 1992 - present
Columbus, OH 43219                                   (8 years, 7 months)

George Stevens               50     Secretary        Since                BISYS Fund Services                                 4
3435 Stelzer Rd                                      5/19/98              September 1996 - present
Columbus, OH 43219                                   (4 years, 1 month)

Alaina Metz                  37     Assistant        Since                Chief Admin Officer, BISYS Fund Services
3435 Stelzer Rd                     Secretary        11/12/96             June 1995 - present                                 4
Columbus, OH 43219                                   (5 years, 7 months)


Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-Adviser
(International Fund only)
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert
1775 Eye Street, NW
Washington, DC 20006

Auditors
Ernst & Young LLP
41 South High Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

This report is for the information of
shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money. For any other questions, contact us at 1-800-9-PRAXIS.


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MMA(R)

8/02                                                                     2010539